UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)


                      DEUTSCHE BANK NATIONAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)


300 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA  90071                                        13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)


                 American Home Mortgage Investment Trust 2003-1
               (Exact name of obligor as specified in its charter)

DELAWARE                                                              33-0183252
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)



C/O Structured Asset Mortgage Investments II, Inc.
383 Madison Avenue
New York, New York                                                         10179
(Address of principal executive offices)                              (Zip Code)



                      Mortgage-Backed Notes, Series 2003-1
                       (Title of the Indenture Securities)

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.  List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated October 20, 2003.

Exhibit 3 -
Certification of Fiduciary Powers dated October 20, 2003.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of September 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 29th day of December, 2003.




                   Deutsche Bank National Trust Company
                   By: /s/ Barbara Campbell
                       --------------------
                   Barbara Campbell
                   Assistant Vice President

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                   CERTIFICATE

I, Ronaldo Reyes, do hereby certify that:

         1. I am the duly elected Assistant Vice President of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

         2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

         3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

         4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.


         IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 31st day of October, 2003.




                                                  /s/ Ronaldo Reyes
                                                  --------------------------
                                                  Ronaldo Reyes
                                                  Assistant Vice President

Comptroller of the Currancy
Administrator of National Banks

Washington, D.C. 20219


                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)


                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2003


                                   /s/ John D. Hawke, Jr.
                                   ---------------------------------
                                   John D. Hawke, Jr.
                                   Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT
                                       OF
                             ARTICLES OF ASSOCIATION
                                       OF
                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


                  I, David Abramson, certify that:

                  1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

                  2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

                  RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

                           The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hun- dred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                                    The authorized amount of capital stock of
                  this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                                    No holder of shares of the capital stock of
                  any class of the Association shall have any pre-emptive or preferen- tial right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscrip -tion thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deter- ine and at such price as the Board of Directors may from time to time fix.

                                    If the capital stock is increased by a stock
                  dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                                    The Association, at any time and from time
                  to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                           3. The foregoing amendment of the Articles of
                  Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

                           4. The Resolution and Amendment set forth above has
                  not been modified or rescinded and is in full force and effect.

                           IN WITNESS WHEREOF, I have set my hand and the seal
                  of this Association this 22nd day of January, 1992.



                                      /s/ David Abramson
                                      David Abramson
                                      Secretary

                                      DATE ACCEPTED: February 10, 1992

                                      /s/ John C. Beers
                                      BY: John C. Beers
                                      Acting Director for Analysis
                                      Western District

                         BT TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION




                I, DAVID ABRAMSON, certify that:

                I am the duly constituted Secretary of BT Trust Company of

                California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the

                Association's Shareholders, and such resolution is now

                lawfully in force and effect:

                RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

                FIRST:   The title of this Association shall be
                "Bankers Trust Company of California, National
                Association.

       And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

                RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.




Dated: March 20, 1987

                                                       /s/David Abramson
                                                       -----------------
                                                       David Abramson
                                                       Secretary

                                    EXHIBIT A


              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION


         For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

                  FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

                  SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

                  THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

                  FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

                  Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.


                  FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.


                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.


                  If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.


                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.


                  The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.


                  SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.


                  EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.


                  NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

                  TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.


                  The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

                  ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.



                  TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.



IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.



/s/ Peter E. Lengyel                                                   10/7/85
-----------------------                                                date
Peter E. Lengyel

/s/ Harold K. Atkins                                                   10/7/85
-----------------------                                                date
Harold K. Atkins

/s/ John L. Murphy                                                     10/7/85
-----------------------                                                date
John L. Murphy

/s/ Allan C. Martin                                                    10/7/85
-----------------------                                                date
Allan C. Martin

/s/ Rein Lumi                                                          10/7/85
-----------------------                                                date
Rein Lumi

/s/ Gerard P. Hourihan                                                 10/7/85
-----------------------                                                date
Gerard P. Hourihan

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                              /s/ David Abramson
                                              -----------------------
                                              David Abramson
                                              Notary Public

                                                           DAVID ABRAMSON
                                         Notary Public, State of New York
                                                           No. 60-0007785
                                        Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                              /s/ David Abramson
                                              -----------------------
                                              David Abramson
                                              Notary Public

                                                           DAVID ABRAMSON
                                         Notary Public, State of New York
                                                           No. 60-0007785
                                        Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                              /s/ David Abramson
                                              -----------------------
                                              David Abramson
                                              Notary Public

                                                           DAVID ABRAMSON
                                         Notary Public, State of New York
                                                           No. 60-0007785
                                        Commission Expires March 30, 1987

                                    EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315


April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY  10019

Re:      Title Change
         ------------
         Bankers Trust Company of California, N.A.
         Los Angeles, California
         Charter No. 18608


Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,


/s/ James A. Bundy
----------------------------
James A. Bundy
Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION


         I, DAVID ABRAMSON, certify that:

         1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

         RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

                           FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

         FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

         2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

         RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

         3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

         4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

         IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.




                                                     /s/ David Abramson
                                                     ------------------
                                                     David Abramson
                                                     Secretary

State of New York )
                  ) ss.:
County of New York)


On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;



/s/ Sandra L. West
------------------
Sandra L. West
Notary Public



                                 Sandra L. West
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                      Commission Expires September 19, 2002







Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
James A. Bundy, Licensing Manager
Date: 4/4/03

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219




                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of May, 2002.

                                   /s/ John D. Hawke, Jr.
                                   ---------------------------
                                   John D. Hawke, Jr.
                                   Comptroller of the Currency

Office of the Secretary

Sandra L. West
Assistant Secretary


March 28, 2002


Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292


Dear Mr. Bundy:

Re:  Bankers Trust Company of California, National Association (Chater No.
     18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

         From:    Bankers Trust Company of California, National Association

         To:      Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy
March 28, 2002
it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

                  c/o Deutsche Bank
                  31 West 52nd Street - M/S NYC09-0810
                  New York, NY 10019
                  Phone:  (212) 469-8174
                  Fax:  (646) 324-9056

                                              Sincerely yours,

                                              BANKERS TRUST CORPORATION


                                              By:  /s/ Sandra L. West
                                                 -----------------------------
                                                       Sandra L. West
                                                       Assistant Secretary




enclosures

cc:      Joseph Marcy, OCC Lead Trust Examiner

         Foy B. Hester, Vice President and Controller
         Bankers Trust Company of California, N.A,

         David Abramson, Secretary and Counsel
         Bankers Trust Company of California, N.A.

                                   EXHIBIT 2

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219




                       CERTIFICATE OF CORPORATE EXISTENCE


I, John D. Hawke, Jr. Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this October 20, 2003.


                  /s/ John D. Hawke, Jr.
                  ----------------------
                  John D. Hawke, Jr.
                  Comptroller of the Currency

                                   EXHIBIT 3

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219

                         Certificate of Fiduciary Powers

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this October 20, 2003.


                                   /s/ John D. Hawke, Jr.
                                   --------------------------------
                                   John D. Hawke, Jr.
                                   Comptroller of the Currency

                                   EXHIBIT 4

                                   CERTIFICATE

I, Ronaldo Reyes, do hereby certify that:

         1. I am an Assistant Vice President of DEUTSCHE BANK NATIONAL TRUST COMPANY (formerly known as Bankers Trust Company of California, N.A.), a corporation duly organized and validly existing under the laws of the United State of America (the "Company");

         2. Attached hereto is a true, correct and complete copy of the By-Laws of the Company as in effect on the date hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of DEUTSCHE BANK NATIONAL TRUST COMPANY this 31st day of October, 2003.





                                            /s/ Ronaldo Reyes
                                            ------------------------
                                            Ronaldo Reyes
                                            Assistant Vice President

            BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                     BY-LAWS
                                    ARTICLE I

Meetings of Shareholders

                  Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

                  Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

                  Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

                  Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

                  Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.
                                   ARTICLE II
                                    Directors

                  Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

                  Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

                  Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

                  Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

                  Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

                  Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.
                  Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may
                                        4
appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                   ARTICLE III

                             Committees of the Board

                  Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

                  In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

                  Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

                  Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

                  Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

                  Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

                  Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

                  Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

         Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

                  Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.
                                    ARTICLE V


                                Trust Department

                  Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

                  Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the
                                        8

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

                  Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

                  Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations,
Section 9, and sound fiduciary principles.

                  Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.
                                        9

                  Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.


                                   ARTICLE VI

                           Stock and Stock Certificate


                  Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

                  Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VII

                                 Corporate Seal

                  The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                     ( of )
                                    ( Seal )


                                  ARTICLE VIII

                            Miscellaneous Provisions

                  Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

                  Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

                  Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.


                                   ARTICLE IX


                                     By-Laws

                  Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

                  Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                   EXHIBIT 5

                                (Not Applicable)

                                   EXHIBIT 6

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IMH Assests Corp., Collateralized Asset-Backed Bonds, Series 2003-12, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange commission upon request therefor.

December 12, 2003

                  Deutsche Bank National Trust Co.
                  By: /s/ Ronaldo Reyes
                      ---------------------
                  Ronaldo Reyes
                  Assistant Vice President

                                   EXHIBIT 7

         EX-7 8 dex7.htm REPORTS OF DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    EXHIBIT 7

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions
Examination Council             Expires April 30, 2006

[GRAPHIC]                       Please refer to page 1,
                                Table of Contents, for
                                the required
                                disclosure of
                                estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only--FFIEC 041

Report at the close of business June 30, 2003 (20030630)
                                              (RCR_ 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

I, Foy B. Hester Vice President & Controller
----------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ FOY B. HESTER
----------------------------------------
Signature of Officer Authorized to Sign Report

25 July 2003
-----------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ Illegible
----------------------------------------
Director (Trustee)


/s/ Illegible
----------------------------------------
Director (Trustee)


/s/ Illegible
----------------------------------------
Director (Trustee)

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or __ computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

                            26732     Deutsche Bank National Trust Company
FDIC Certificate Number               ------------------------------------------
                          (R__ ___)   Legal Title of Bank (____ _____)

                                      Los Angeles
                                      ------------------------------------------
                                      City (____ _____)

                                      CA                           90071-3109
                                      ------------------------------------------
                                      State Abbrev. (__ ___)  ZIP Code (__ ___)

Board of Governors of the Federal Reserve System. Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only

Table of Contents

Signature Page                                                             Cover

Contact Information                                                           ii

Report of Income

Schedule R1 - Income Statement                                        RI-1, 2, 3

Schedule R1-A - Changes in Equity Capital                                   RI-4

Schedule R1-B - Charge-offs and Recoveries on Loans and Leases and
   Changes in Allowance for Loan and Lease Losses                     RI-4, 5, 6

Schedule R1-E - Explanations                                             RI-6, 7

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 37 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing Instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of Information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and Suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC - Balance Sheet                                                                         RC-1, 2

Schedule RC-A - Cash and Balances Due From Depository Institutions (to be
   completed only by select banks)                                                                     RC-3

Schedule RC-B - Securities                                                                       RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing
   Receivables:

      Part I. Loans and Leases                                                                     RC-6, 7

      Part II. Loans to Small Businesses and Small Farms (to be completed for the June
         report only; not included in the forms for the September and December reports)           RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities (to be completed only by selected banks)                RC-8

Schedule RC-E - Deposit Liabilities                                                                RC-9, 10

Schedule RC-F - Other Assets                                                                          RC-11

Schedule RC-G - Other Liabilities                                                                     RC-11

Schedule RC-K - Quarterly Averages                                                                    RC-12

Schedule RC-L - Derivatives and Off-Balance Sheet Items                                           RC-13, 14

Schedule RC-M - Memoranda                                                                             RC-15

Schedule RC-N - Past Due and Nonaccrual Loans, Leases and Other Assets                            RC-16, 17

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments                             RC-18, 19

Schedule RC-R - Regulatory Capital                                                        RC-20, 21, 22, 23

Schedule RC-S - Servicing, Securitization, and Assets Sales Activities                        RC-24, 25, 26

Schedule RC-T - Fiduciary and Related Services                                                RC-27, 28, 29

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition
   and Income                                                                                         RC-30
Special Report (to be completed by all banks)

For Information or assistance, National and States nonmember banks should contact the FDlC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Contact Information Page

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact                                           Secondary Contact
-------------------------------------------------------   ----------------------
Gary Vaughan                                              Foy B. Hester
Name (TEXT C366)                                          Name (TEXT C371)

Director                                                  Vice President
Title (TEXT C367)                                         Title (TEXT C372)

gary.vaughan@db.com                                       foy.hester@db.com
E-mail Address (TEXT C368)                                E-mail Address (TEXT C373)

(714) 247-6260                                            (212) 602-1764

Telephone: Area code/phone number/extension (TEXT C369)   Telephone: Area code/phone number/extension (TEXT C374)

(714) 247-6016                                            (212) 797-0502
FAX: Area code/phone number (TEXT C370)                   FAX: Area code/phone number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your depository Institution's Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes Enforcement Network (FinCEN) and will not be released to the public.

Primary Contact                                           Secondary Contact
-------------------------------------------------------   ----------------------
Elizabeth Hughes                                          Mark Matthews
Name (TEXT C437)                                          Name (TEXT C442)

US Sanctions Compliance Officer                           Compliance / Anti-Money Laundering Officer
Title (TEXT C438)                                         Title (TEXT C443)

elizabeth.hughes@db.com                                   mark.mathews@db.com
E-mail Address (TEXT C439)                                E-mail Address (TEXT C444)

(212) 469-7208                                            (202) 626-7015
Telephone: Area code/phone number/extension (TEXT C440)   Telephone: Area code/phone number/extension (TEXT C445)

(212) 469-8602                                            (202) 626-7056
FAX: Area code/phone number (TEXT C441)                   FAX: Area code/phone number (TEXT C446)

Consolidated Report of Income
for the period January 1, 2003 - June 30, 2003

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI-lncome Statement

                                                 Dollar Amounts in Thousands   RIAD   Bil   Mil  Thou
----------------------------------------------------------------------------   ----   ---   ---  ----
1. Interest Income:
   a. Items 1.a.(1) through (6) are to be completed by all banks.
      Interest and fee income on loans:
         (1) Loans secured by real estate                           4011   0                            1.a.(1)
         (2) Commercial and industrial loans                        4012   0                            1.a.(2)
         (3) Loans to individuals for household, family,
             and other personal expenditures:
               (a) Credit Cards                                     B485   0                            1.a.(3)(a)
               (b) Other (includes single payment, installment,
                   all student loans, and revolving credit plans
                   other than credit cards)                         B486   0                            1.a.(3)(b)
         (4) Loans to foreign governments and other
                official institutions                               4056   0                            1.a.(4)
         (5) All other loans(1)                                     4058   0                            1.a.(5)
         (6) Total interest and fee income on loans (sum
                of items 1.a.(l) through 1.a.(5))                              4010                 0   1.a.(6)
   b. Income from lease financing receivables                                  4065                 0   1.b.
   c. Interest income on balances due from depository
         institutions(2)                                                       4115               204   1.c.
   d. Interest and dividend Income on securities:
      (1) U.S. Treasury securities and U.S. Government agency
             obligations (excluding mortgage-backed securities)                B488               443   1.d.(1)
      (2) Mortgage-backed securities                                           B489                 0   1.d.(2)
      (3) All other securities (includes securities issued by
             states and political subdivisions in the U.S.)                    4060                61   1.d.(3)
   e. Interest income from trading assets                                      4069                 0   1.e.
   f. Interest income on federal funds sold and securities
         purchased under agreements to resell                                  4020                 0   1.f.
   g. Other interest income                                                    4518                90   1.g.
   h. Total interest income (sum of Items 1.a.(6) through 1.g.)                4107               798   1.h.

----------
(1) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers." "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

(2) Includes interest income on time certificates of deposits not held for trading.

                                                                              Year-to-date
                                                                       -------------------------
                                         Dollar Amounts in Thousands   RIAD   Bil   Mil    Thou
--------------------------------------------------------------------   ----   ---   ---   ------
2.   Interest expense
     a.   Interest on deposits:
          (1)  Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)          4508                    0    2.a.(1)
          (2)  Nontransaction accounts:
               (a)  Savings deposits (includes MMDAs)                  0093                    0    2.a.(2)(a)
               (b)  Time deposits of $100,000 or more                  A517                    0    2.a.(2)(b)
               (c)  Time deposits of less than $100,000                A518                    0    2.a.(2)(c)
     b.   Expense of federal funds purchased and securities sold
          under agreements to repurchase                               4180                    0    2.b.
     c.   Interest on trading liabilities and other borrowed money     4185                    0    2.c.
     d.   Interest on subordinated notes and debentures                4200                    0    2.d.
     e.   Total interest expense (sum of items 2.a through 2.d)        4073                    0    2.e.
3.   Net interest income (item 1.h minus 2.e)                                                      4074             798     3.
4.   Provision for loan and lease losses                                                           4230               0     4.
5.   Noninterest income:
     a.   Income from fiduciary activities(1)                          4070               21,068    5.a.
     b.   Service charges on deposit accounts                          4080                    0    5.b.
     c.   Trading revenue(2)                                           A220                    0    5.c.
     d.   Investment banking, advisory, brokerage, and underwriting
          fees and commissions                                         B490                    0    5.d.
     e.   Venture capital revenue                                      B491                    0    5.e.
     f.   Net servicing fees                                           B492                    0    5.f.
     g.   Net securitization income                                    B493                    0    5.g.
     h.   (1)  Insurance and reinsurance underwriting income           C386                    0    5.h.(1)
          (2)  Income from other insurance activities                  C387                    0    5.h.(2)
     i.   Net gains (losses) on sales of loans and leases              5416                    0    5.i.
     j.   Net gains (losses) on sales of other real estate owned       5415                    0    5.j.
     k.   Net gains (losses) on sales of other assets
          (excluding securities)                                       B496               16,704    5.k.
     l.   Other noninterest income*                                    B497                    0    5.l.
     m.   Total noninterest income (sum of items 5.a through 5.1)                                  4079          37,772   5.m.
6.   a.   Realized gains (losses) on held-to-maturity securities                                   3521               0   6.a.
     b.   Realized gains (losses) on available-for-sale securities                                 3196               0   6.b.
7.   Noninterest expense:
     a.   Salaries and employee benefits                               4135                9,743    7.a.
     b.   Expenses of premises and fixed assets (net of rental
          income) (excluding salaries and employee benefits and
          mortgage interest)                                           4217                2,368    7.b.
     c.   (1)  Goodwill impairment losses                              C216                    0    7.c.(1)
          (2)  Amortization expense and impairment losses for other
               intangible assets                                       C232                  202    7.c.(2)
     d.   Other noninterest expense*                                   4092                8,307    7.d.
     e.   Total noninterest expense (sum of items 7.a. through 7.d)                                4093          20,620   7.e.
8.   Income (loss) before income taxes and extraordinary items
     and other adjustments (item 3 plus or minus items 4, 5.m,
     6.a, 6.b, and 7.e)                                                                            4301          17,950     8.
9.   Applicable income taxes (on item 8)                                                           4302           7,555     9.
10.  Income (loss) before extraordinary items and other adjustments
     (item 8 minus item 9)                                                                         4300          10,395    10.
11.  Extraordinary items and other adjustments, net of income taxes*                               4320               0    11.
12.  Net income (loss) (sum of items 10 and 11)                                                    4340          10,395    12.

----------
Describe on Schedule RI-E- Explanations

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI. Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the _____ of Memorandum items 8.a through 8.d.

Memorandum

                                                                                     Year-to-date
                                                                              -------------------------
                                                Dollar Amounts in Thousands   RIAD   Bil   Mil    Thou
---------------------------------------------------------------------------   ----   ---   ---   ------
1.   Interest expense incurred to carry tax-exempt securities,
     loans, and leases acquired after August 7, 1986, that is not
     deductible for federal income tax purposes                               4513                    0   M.1.
2.   Income from the sale and servicing of mutual funds and
     annuities (included in Schedule RI, item 8)                              8431                    0   M.2.
3.   Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a
     and 1.b above)                                                           4313                    0   M.3.
4.   Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d
     (3))                                                                     4507                    0   M.4.
                                                                                         Number
5.   Number of full-time equivalent employees at end of current
     period (round to nearest whole number)                                   4150                  195   M.5.
6.   Memorandum item 6 is to be completed by: (1)
        o    banks with $300 million or more in total assets, and
        o    banks with less than $300 million in total assets that
             have loans to finance agricultural production and
             other loans to farmers (Schedule RC-C, part I, item 3)
             exceeding five percent of total loans.
     Interest and fee income on loans to finance agricultural
     production and other loans to farmers (included in Schedule RI,
     item 1.a.(5))                                                            4024                  N/A   M.6.

                                                                                CC   YY    MM    DD
                                                                                --   --    --    --

7.   If the reporting bank has restated its balance sheet as a
     result of applying push down accounting this calendar year,
     report the date of the bank's acquisition(2)                      9106                  0000/00/00   M.7.
8.   Trading revenue (from cash instruments and derivative
     instruments)
     (sum of Memorandum items 8.a through 8.d must equal Schedule
     RI, item 5.c)
     (To be completed by banks that reported average trading assets
     (Schedule RC-K, item 7) of $2 million or more for any                    RIAD   Bil   Mil    Thou
     quarter of the preceding calendar year.):                                ----   ---   ---   ------
     a.   Interest rate exposures                                             8757                  N/A   M.8.a.
     b.   Foreign exchange exposures                                          8758                  N/A   M.8.b.
     c.   Equity security and index exposures                                 8759                  N/A   M.8.c.
     d.   Commodity and other exposures                                       8760                  N/A   M.8.d.
9.   To be completed by banks with $100 million or more in total assets:(1)
     Impact on income of derivatives held for purposes other than             RIAD   Bil   Mil    Thou
     trading:                                                                 ----   ---   ---   ------
     a.   Net increase (decrease) to interest income                          8761                    0   M.9.a.
     b.   Net (increase) decrease to interest expense                         8762                    0   M.9.b.
     c.   Other (noninterest) allocations                                     8763                    0   M.9.c.
10.  To be completed by banks with $300 million or more in total assets:(1)
     Credit losses on derivatives (see instructions)                          A251                  N/A   M.10.
                                                                              RIAD               (Y /N)
                                                                              ----               ------
11.  Does the reporting bank have a Subchapter S election in effect for federal income tax purpose for the current tax year ?
     (enter "Y" for YES or "N" for NO)                                        A530                    N   M.11.

----------
(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

(2)  For example, a bank acquired on June 1, 2001, would report 20010601.

Schedule Rl-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.    Dollar Amounts in Thousands   RlAD   Bil   Mil     Thou
---------------------------------------------    ---------------------------   ----   ---   ---   -------
1.   Total equity capital most recently reported for the December 31, 2002,
     Reports of Condition and Income (i.e., after adjustments from amended
     Reports of Income)                                                        3217               108,440   1.
2.   Restatements due to corrections of material accounting errors and
     changes in accounting principles*                                         B507                     0   2.
3.   Balance end of previous calendar year as restated
     (sum of items 1 and 2)                                                    B508               108,440   3.
4.   Net income (loss) (must equal Schedule R1, item 12)                       4340                10,395   4.
5.   Sale, conversion, acquisition, or retirement of capital stock, net
     (excluding treasury stock transactions)                                   B509                     0   5.
6.   Treasury stock transactions, net                                          B510                     0   6.
7.   Changes incident to business combinations, net                            4356                     0   7.
8.   LESS: Cash dividends declared on preferred stock                          4470                     0   8.
9.   LESS: Cash dividends declared on common stock                             4460                11,000   9.
10.  Other comprehensive income(1)                                             B511                   (14)  10.
11.  Other transactions with parent holding company* (not included in items
     5, 6, 8, or 9 above)                                                      4415                     0   11.
12.  Total equity capital end of current period (sum of items 3 through 11)
     (must equal Schedule RC, item 28)                                         3210               107,821   12.

----------
*    Describe on Schedule R1-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

Schedule Rl-B - Charge-offs and Recoveries on Loans and Leases and Changes in
                Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

                                                                      (Column A)                 (Column B)
Part 1 includes charge-offs                                         Charge-offs(1)               Recoveries
and recoveries                                                   -----------------------   -----------------------
through the allocated                                                           Calendar year-to-date
transfer risk reserve.                                           -------------------------------------------------

                                   Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou   RIAD   Bil   Mil   Thou
--------------------------------------------------------------   ----   ---   ---   ----   ----   ---   ---   ----
1.   Loans secured by real estate:

     a.   Construction, land development, and other land loans   3582                  0   3583                  0   1.a.
     b.   Secured by farmland                                    3584                  0   3585                  0   1.b.
     c.   Secured by 1-4 family residential properties:
          (1)  Revolving, open-end loans secured by 1-4 family
               residential properties and extended under lines
               of credit                                         5411                  0   5412                  0   1.c.(1)
          (2)  Closed-end loans secured by 1-4 family
               residential properties
               (a)  Secured by first liens                       C234                  0   C217                  0   1.c.(2)(a)
               (b)  Secured by junior liens                      C235                  0   C218                  0   1.c.(2)(b)
     d.   Secured by multifamily (5 or more) residential
          properties                                             3588                  0   3589                  0   1.d.
     e.   Secured by nonfarm nonresidential properties           3590                  0   3591                  0   1.e.
2.   Loans to depository institutions and acceptances of other
     banks                                                       4481                  0   4482                  0   2.
3.   Not applicable
4.   Commercial and industrial loans                             4638                  0   4608                  0   4.
5.   Loans to individuals for household, family, and other
     personal expenditures:
     a.   Credit cards                                           B514                  0   B515                  0   5.a.
     b.   Other (includes single payment, installment, all
          student loans, and revolving credit plans other
          than credit cards)                                     B516                  0   B517                  0   5.b.
6.   Loans to foreign governments and official institutions      4643                  0   4627                  0   6.
7.   All other loans(2)                                          4644                  0   4628                  0   7.
8.   Lease financing receivables                                 4266                  0   4267                  0   8.
9.   Total (sum of items 1 through 8)                            4635                  0   4605                  0   9.

----------
(1) Include wrlte-downs arising from transfers of loans to a heid-for-sale account.

(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S." and "Other loans."

Part I. Continued

                                                        (Column A)              (Column B)
                                                      Charge-offs(1)            Recoveries
                                                      --------------            ----------
                                                             Calendar year-to-date
                                                      ------------------------------------
Memoranda         Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou   RIAD   Bil   Mil   Thou
---------------------------------------------   ----   ---   ---   ----   ----   ---   ---   ----
1.   Loans to finance commercial real estate,
     construction, and land development
     activities (not secured by real estate)
     included in Schedule Rl-B, part I,
     items 4 and 7, above                       5409                  0   5410           0   M.1.
2.   Memorandum items 2.a through 2.d are to
     be completed by banks with $300
     million or more in total assets:(2)
     a.   Loans secured by real estate to
          non-U.S. addressees (domicile)
          (included in Schedule RI-B, part I,
          (Item 1, above)                       4652                N/A   4662         N/A   M.2a.
     b.   Loans to and acceptances of foreign
          banks (included in Schedule RI-B,
          part I, item 2, above)                4654                N/A   4664         N/A   M.2b.
     c.   Commercial and industrial loans to
          non-U.S. addressees (domicile)
          (included in Schedule RI-B, part I.
          item 4, above)                        4646                N/A   4618         N/A   M.2.C.
     d.   Lease financing receivables of
          non-U.S. addressees (domicile)
          (included in Schedule RI-B, part I,
          item 8, above)                        4659                N/A   4669         N/A   M.2d.
3.   Memorandum item 3 is to be completed
     by:(2)
     o    banks with $300 million or more in
          total assets, and
     o    banks with less than $300 million
          in total assets that have loans to
          finance agricultural production and
          other loans to farmers (Schedule
          RC-C, part I, item 3) exceeding
          five percent of total loans.
     Loans to finance agricultural production
     and other loans to farmers (included in
     Schedule RI-B, part I, item 7, above       4655                N/A   4665         N/A   M.3.
     Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform
     Bank Performance Report purposes

                                                                              Calendar year-to-date
                                                                              ---------------------
                                                                              RIAD   Bil   Mil   Thou
                                                                              ----   ---   ---   ----
4.   Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the
     allowance for loan and lease losses)                                     C388                N/A   M.4.

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

Part II. Changes in Allowance for Loan and Lease Losses

                                                Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------   ----   ---   ---   ----
1.   Balance most recently reported for the December 31, 2002, Reports of
     Condition and Income (i.e., after adjustments from amended Reports
     of Income)                                                               B522                  0   1.
2.   Recoveries (must equal part I, item 9, column B above)                   4605                  0   2.
3.   LESS: Charge-offs (must equal part I, item 9, column A, above less
     Schedule Rl-B, Part II, (Item 4)                                         C079                  0   3.
4.   LESS: Write-downs arising from transfers of loans to a held-for-sale
     account                                                                  5523                  0   4.
5.   Provision for loan and lease losses (must equal Schedule RI, item 4)     4230                  0   5.
6.   Adjustments* (see instructions for this schedule)                        C233                  0   6.

7.   Balance end of current period (sum of items 1,2, 5, and 6, less items
     3 and 4)(must equal Schedule RC, Item 4.c)                               3123                  0   7.

----------
o    Describe on Schedule Rl-E - Explanations.

Part II. Continued

Memoranda                                       Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------   ----   ---   ---   ----
1.   Allocated transfer risk revenue included in Schedule RI-B, part II, item 7, above Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed
     $500 million as of the report date or (2) are credit card specialty
     banks as defined for Uniform Bank Performance Report purposes            C435                  0   M.1.
2.   Separate valuation allowance for uncollectible retail credit card fees
     and finance charges                                                      C389                N/A   M.2.
3.   Amount of allowance for loan and lease losses attributable to retail
     credit card fees and finance charges                                     C390                N/A   M.3.

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details).

                                                                                    Year-to-date
                                                                              ------------------------
                                                Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------   ----   ---   ---   -----
1.   Other noninterest income (from Schedule RI, item 5.l)
     Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
     a.   Income and fees from the printing and sale of checks                C013                   0   1.a.
     b.   Earnings on/increase in value of cash surrender value of life
          insurance                                                           C014                   0   1.b.
     c.   Income and fees from automated teller machines (ATMs)               C016                   0   1.c.
     d.   Rent and other income from other real estate owned                  4042                   0   1.d.
     e.   Safe deposit box rent                                               C015                   0   1.e.
     f.   TEXT 4461                                                           4461                   0   1.f.
     g.   TEXT 4462                                                           4462                   0   1.g.
     h.   TEXT 4463                                                           4463                   0   1.h.
2.   Other noninterest expense (from Schedule RI, item 7.d)
     Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
     a.   Data processing expenses                                            C017                   0   2.a.
     b.   Advertising and marketing expenses                                  0497                   0   2.b.
     c.   Directors' fees                                                     4136                   0   2.c.
     d.   Printing, stationery and supplies                                   C018                   0   2.d.
     e.   Postage                                                             8403                   0   2.e.
     f.   Legal fees and expenses                                             4141                   0   2.f.
     g.   FDIC deposit insurance assessments                                  4146                   0   2.g.
     h.   TEXT 4464 Interdepartmental Expenses                                4464               2,385   2.h.
     i.   TEXT 4467 Agency and Professional Expenses                          4467               2,755   2.i.
     j.   TEXT 4468                                                           4468                   0   2.j.

                                                                                    Year-to-date
                                                                              ------------------------
                                                Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------   ----   ---   ---   ----
3.   Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):

     a. (1) TEXT 4469                                                         4469                 0   3.a.(1)
        (2) Applicable income tax effect                                      4486                 0   3.a.(2)

     b. (1) TEXT 4487                                                         4487                 0   3.b.(1)
        (2) Applicable income tax effect                                      4488                 0   3.b.(2)

     c. (1) TEXT 4489                                                         4489                 0   3.c.(1)
        (2) Applicable income tax effect                                      4491                 0   3.c.(2)

4.   Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
     a.   TEXT B526                                                           B526                 0   4.a.
     b.   TEXT B527                                                           B527                 0   4.b.
5.   Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
     a.   TEXT 4498                                                           4498                 0   5.a.
     b.   TEXT 4499                                                           4499                 0   5.b.
6.   Adjustments to allowance for loan and lease losses (from Schedule
     RI-B, part II, item 6) (itemize and describe all adjustments):
     a.   TEXT 4521                                                           4521                 0   6.a.
     b.   TEXT 4522                                                           4522                 0   6.b.
7.   Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

     Other explanations (Either enter text in the field below or skip and leave blank for "No comment"):

     (TEXT 4769)

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                   Dollar Amounts in Thousands   RCON   Bil   Mil     Thou
------------------------------------------------------------------------------   ----   ---   ---   -------
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1)                  0081                   611   1.a.
     b.   Interest-bearing balances(2)                                           0071                28,410   1.b.
2.   Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)             1754                     0   2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D)           1773                82,421   2.b.
3.   Federal funds sold and securities purchased under agreements to resell:
     a.   Federal funds sold                                                     B987                     0   3.a.
     b.   Securities purchased under agreements to resell(3)                     B989                     0   3.b.
4.   Loans and lease financing receivables (from Schedule RC-C):
     a.   Loans and leases held for sale                                         5369                     0   4.a.
     b.   Loans and leases, net of unearned income                               B528                     0   4.b.
     c.   LESS: Allowance for loan and lease losses                              3123                     0   4.c.
     d.   Loans and leases, net of unearned income and allowance (item 4.b
          minus 4.c)                                                             B529                     0   4.d.
5.   Trading assets (from Schedule RC-D)                                         3545                     0   5.
6.   Premises and fixed assets (including capitalized leases)                    2145                 3,658   6.
7.   Other real estate owned (from Schedule RC-M)                                2150                     0   7.
8.   Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)                                                              2130                     0   8.
9.   Customers' liability to this bank on acceptances outstanding                2155                     0   9
10.  Intangible assets:
     a.   Goodwill                                                               3163                     0   10.a.
     b.   Other intangible assets (from Schedule RC-M)                           0426                   202   10.b.
11.  Other assets (from Schedule RC-F)                                           2160                11,047   11.
12.  Total assets (sum of items 1 through 11)                                    2170               126,349   12.

     ----------
     (1)  Includes cash Items in process of collection and unposted debits.

     (2)  Includes time certificates of deposit not held for trading.

     (3)  Includes all securities resale agreements, regardless of maturity.

                                                  Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-----------------------------------------------------------------------------   ----   ---   ---   ----
LIABILITIES
13.  Deposits:
     a.   In domestic offices (sum of totals of columns A and C
          from Schedule RC-E)                                                   2200                     0   13.a.
          (1)  Noninterest-bearing(1)                                           6631                     0   13.a.(1)
          (2)  Interest-bearing                                                 6638                     0   13.a.(2)
     b.   Not applicable
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a.   Federal funds purchased(2)                                            B993                     0   14.a.
     b.   Securities sold under agreements to repurchase(3)                     B995                     0   14.b.
15.  Trading liabilities (from Schedule RC-D)                                   3548                     0   15.
16.  Other borrowed money (includes mortgage indebtedness and
     obligations under capitalized leases) (from Schedule RC-M)                 3190                     0   16.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding                   2920                     0   18.
19.  Subordinated notes and debentures(4)                                       3200                     0   19.
20.  Other liabilities (from Schedule RC-G)                                     2930                18,528   20.
21.  Total liabilities (sum of items 13 through 20)                             2948                18,528   21.
22.  Minority interest in consolidated subsidiaries                             3000                     0   22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus                              3838                     0   23.
24.  Common stock                                                               3230                50,000   24.
25.  Surplus (exclude all surplus related to preferred stock)                   3839                50,000   25.
26.  a.   Retained earnings                                                     3632                 7,813   26.a.
     b.   Accumulated other comprehensive income(5)                             B530                     8   26.b.
27.  Other equity capital components(6)                                         A130                     0   27.
28.  Total equity capital (sum of items 23 through 27)                          3210               107,821   28.
29.  Total liabilities, minority interest, and equity capital (sum
     of items 21, 22, and 28)                                                   3300               126,349   29.

Memorandum

To be reported with the March Report of Condition.

1.   Indicate in the box at the right the number of the     RCON   Number
     statement below that best describes the most           ----   ------
     comprehensive level of auditing work performed for                     M.1.
     the bank by independent external auditors as of any    6724     N/A
     date during 2002

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, Item 16, "Other borrowed money."

(3)  Includes all securities repurchase agreements, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, rid minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

                                                  Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-----------------------------------------------------------------------------   ----   ---   ---   ----
1.   Cash items in process of collection, unposted debits, and
     currency and coin:
     a.   Cash items in process of collection and unposted debits               0020               N/A   1.a.
     b.   Currency and coin                                                     0080               N/A   1.b.
2.   Balances due from depository institutions in the U.S:
     a.   U.S. branches and agencies of foreign banks                           0083               N/A   2.a.
     b.   Other commercial banks in the U.S. and other depository
          institutions in the U.S.                                              0085               N/A   2.b.
3.   Balances due from banks in foreign countries and foreign central banks:
     a.   Foreign branches of other U.S. banks                                  0073               N/A   3.a.
     b.   Other banks in foreign countries and foreign central banks            0074               N/A   3.b.
4.   Balances due form Federal Reserve Banks                                    0090               N/A   4.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, sum of
     items 1.a and 1.b)                                                         0010               N/A   5.

Schedule RC-B - Securities

Exclude assets held for trading.

                                               Held-to-maturity                             Available-for-sale
                                  ------------------------------------------  ----------------------------------------------
                                       (Column A)            (Column B)             (Column C)              (Column D)
                                     Amortized Cost          Fair value           Amortized Cost            Fair value
                                  --------------------  --------------------  ----------------------  ----------------------
     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil   Thou   RCON  Bil  Mil   Thou
--------------------------------  ----  ---  ---  ----  ----  ---  ---  ----  ----  ---  ---  ------  ----  ---  ---  ------
1.   U.S. Treasury Securities     0211               0  0213               0  1286            82,409  1287            82,421  1.
2.   U.S. Government agency
     obligations (exclude
     mortgage-backed
     securities):
     a.   Issued by U.S.
          Government
          agencies(1)             1289               0  1290               0  1291                 0  1239                 0  2.a.
     b.   Issued by U.S.
          Government-
          sponsored
          agencies(2)             1294               0  1295               0  1297                 0  1298                 0  2.b.
3.   Securities issued by states
     and political
     subdivisions in the U.S.     8496               0  8497               0  8498                 0  8499                 0  3.

----------
(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association and the Tennessee valley Authority.

                                               Held-to-maturity
                                  ------------------------------------------
                                       (Column A)            (Column B)
                                     Amortized Cost          Fair value
                                  --------------------  --------------------

     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
--------------------------------  ----  ---  ---  ----  ----  ---  ---  ----
4.   Mortgage-backed securities
        (MBS):
     a.   Pass-through
          securities:
          (1)  Guaranteed by
               GNMA               1698               0  1699               0
          (2)  Issued by FNMA
               and FHLMC          1703               0  1705               0
          (3)  Other
               pass-through
               securities         1709               0  1710               0
     b.   Other mortgage-backed
          securities (include
          CMOs, REMICs, and
          stripped MBS):
          (1)  Issued or
               guaranteed by
               FNMA, FHLMC,
               or GNMA            1714               0  1715               0
          (2)  Collateralized
               by MBS issued
               or guaranteed
               by FNMA,
               FHLMC, or GNMA     1718               0  1719               0
          (3)  All other
               mortgage-
               backed
               securities         1733               0  1734               0
5.   Asset-backed securities
     (ABS):
     a.   Credit card
          receivables             B838               0  B839               0
     b.   Home equity lines       B842               0  B843               0
     c.   Automobile loans        B846               0  B847               0
     d.   Other consumer loans    B850               0  B851               0
     e.   Commercial and
          industrial loans        B854               0  B855               0
     f.   Other:                  B858               0  B859               0
6.   Other debt securities:
     a.   Other domestic debt
          securities              1737               0  1738               0
     b.   Foreign debt
          securities              1742               0  1743               0
7.   Investments in mutual funds
     and other equity
     securities with readily
     determinable fair
     values(1)
8.   Total (sum of items 1
     through 7) (total of
     column A must equal
     Schedule RC, item 2.a)
     (total of column D must
     equal Schedule RC, item
     2.b)                         1754               0  1771               0

                                                Available-for-sale
                                  ----------------------------------------------
                                        (Column C)              (Column D)
                                      Amortized Cost            Fair value
                                  ----------------------  ----------------------

     Dollar Amounts in Thousands  RCON  Bil  Mil   Thou   RCON  Bil  Mil   Thou
--------------------------------  ----  ---  ---  ------  ----  ---  ---  ------
4.   Mortgage-backed securities
     (MBS):
     a.   Pass-through
          securities:
          (1)  Guaranteed by
               GNMA               1701                 0  1702                 0  4.a.(1)
          (2)  Issued by FNMA
               and FHLMC          1706                 0  1707                 0  4.a.(2)
          (3)  Other
               pass-through
               securities         1711                 0  1713                 0  4.a.(3)
     b.   Other mortgage-backed
          securities (include
          CMOs, REMICs, and
          stripped MBS):
          (1)  Issued or
               guaranteed by
               FNMA, FHLMC,
               or GNMA            1716                 0  1717                 0  4.b.(1)
          (2)  Collateralized
               by MBS issued
               or guaranteed
               by FNMA,
               FHLMC, or GNMA     1731                 0  1732                 0  4.b.(2)
          (3)  All other
               mortgage-
               backed
               securities         1735                 0  1736                 0  4.b.(3)
5.   Asset-backed securities
     (ABS):
     a.   Credit card
          receivables             B840                 0  B841                 0  5.a.
     b.   Home equity lines       B844                 0  B845                 0  5.b.
     c.   Automobile loans        B848                 0  B849                 0  5.c.
     d.   Other consumer loans    B852                 0  B853                 0  5.d.
     e.   Commercial and
          industrial loans        B856                 0  B857                 0  5.e.
     f.   Other:                  B860                 0  B861                 0  5.f.
6.   Other debt securities:
     a.   Other domestic debt
          securities              1739                 0  1741                 0  6.a.
     b.   Foreign debt
          securities              1744                 0  1746                 0  6.b.
7.   Investments in mutual funds
     and other equity
     securities with readily
     determinable fair
     values(1)                    A510                 0  A511                 0  7.
8.   Total (sum of items 1
     through 7) (total of
     column A must equal
     Schedule RC, item 2.a)
     (total of column D must
     equal Schedule RC, item
     2.b)                         1772            82,409  1773            82,421  8.

----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.

Memorandum

                                                     Dollar Amounts in Thousands   RCON   Bil   Mil    Thou
--------------------------------------------------------------------------------   ----   ---   ---   ------
1.   Pledged securities(1)                                                         0416                  598   M.1.
2.   Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non-mortgage debt securities, and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(4)
          (1)  Three months or less                                                A549               40,959   M.2.a.(1)
          (2)  Over three months through 12 months                                 A550               41,462   M.2.a.(2)
          (3)  Over one year through three years                                   A551                    0   M.2.a.(3)
          (4)  Over three years through five years                                 A552                    0   M.2.a.(4)
          (5)  Over five years through 15 years                                    A553                    0   M.2.a.(5)
          (6)  Over 15 years                                                       A554                    0   M.2.a.(6)
     b.   Mortgage pass-through securities backed by closed-end first item 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(5)
          (1)  Three months or less                                                A555                    0   M.2.b.(1)
          (2)  Over three months through 12 months                                 A556                    0   M.2.b.(2)
          (3)  Over one year through three years                                   A557                    0   M.2.b.(3)
          (4)  Over three years through five years                                 A558                    0   M.2.b.(4)
          (5)  Over five years through 15 years                                    A559                    0   M.2.b.(5)
          (6)  Over 15 years                                                       A560                    0   M.2.b.(6)
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped
          MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
          (1)  Three years or less                                                 A561                    0   M.2.c.(1)
          (2)  Over three years                                                    A562                    0   M.2.c.(2)
     d.   Debt securities with a REMAINING MATURITY of one year or less
          (included in Memorandum items 2.a through 2.c above)                     A248               82,421   M.2.d.
3.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer)                       1778                    0   M.3.
4.   Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
     a.   Amortized cost                                                           8782                    0   M.4.a.
     b.   Fair value                                                               8783                    0   M.4.b.

----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude Investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, Item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-3, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, Item 4.b, sum of columns A and D.

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report

(1) loans and leases held for sale at the lower of cost or market value and
(2) loans and leases held for investment, net of unearned income.
Exclude assets held for trading and commercial paper.

                                                                        (Column A)
                                                                     To Be Completed
                                                                      by Banks with               (Column B)
                                                                   $300 Million or More        To Be Completed
                                                                    in Total Assets(1)           by All Banks
                                                                 -----------------------   -----------------------
                                    Dollar Amount in Thousands   RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou
--------------------------------------------------------------   ----   ---   ---   ----   ----   ---   ---   ----
1.   Loans secured by real estate:
     a.   Construction, land development, and other land loans                             1415                 0    1.a.
     b.   Secured by farmland (including farm residential
          and other improvements)                                                          1420                 0    1.b.
     c.   Secured by 1-4 family residential properties:
          (1)  Revolving, open-end loans secured by 1-4 family
               residential properties and extended under lines
               of credit                                                                   1797                 0    1.c.(1)
          (2)  Closed-end loans secured by 1-4 family
               residential properties:
               (a)  Secured by first liens                                                 5367                 0    1.c.(2)(a)
               (b)  Secured by junior liens                                                5368                 0    1.c.(2)(b)
     d.   Secured by multifamily (5 or more) residential
          properties                                                                       1460                 0    1.d.
     e.   Secured by nonfarm nonresidential properties                                     1480                 0    1.e.
2.   Loans to depository institutions and acceptances of other                             1288                 0    2.
     banks
     a.   To commercial banks in the U.S.:
          (1)  To U.S. branches and agencies of foreign banks    B532                N/A                             2.a.(1)
          (2)  To other commercial banks in the U.S.             B533                N/A                             2.a.(2)
     b.   To other depository institutions in the U.S.           B534                N/A                             2.b.
     c.   To banks in foreign countries:
          (1)  To foreign branches of other U.S. banks           B536                N/A                             2.c.(1)
          (2)  To other banks in foreign countries               B537                N/A                             2.c.(2)
3.   Loans to finance agricultural  production and other
     loans to farmers                                                                      1590                 0    3.
4.   Commercial and industrial loans                                                       1766                 0    4.
     a.   To U.S. addressees (domicile)                          1763                N/A                             4.a.
     b.   To non-U.S. addressees (domicile)                      1764                N/A                             4.b.
5.   Not applicable
6.   Loans to individuals for household, family, and other
     personal expenditures (i.e., consumer loans) (includes
     purchased paper):
     a.   Credit cards                                                                     B538                 0    6.a.
     b.   Other revolving credit plans                                                     B539                 0    6.b.
     c.   Other consumer loans (includes single payment,
          installment, and all student loans)                                              2011                 0    6.c.
7.   Loans to foreign governments and official institutions
     (including foreign central banks)                                                     2081                 0    7.
8.   Obligations (other than securities and leases) of states
     and  political subdivisions in the U.S.                                               2107                 0    8.
9.   Other loans                                                                           1563                 0    9.
     a.   Loans for purchasing or carrying securities
          (secured and unsecured)                                1545                N/A                             9.a.
     b.   All other loans (exclude consumer loans)               1564                N/A                             9.b.
10.  Lease financing receivables (net of unearned income)                                  2165                 0    10.
     a.   Of U.S. addressees (domicile)                          2182                N/A                             10.a.
     b.   Of non-U.S. addressees (domicile)                      2183                N/A                             10.b.
11.  LESS: Any unearned income on loans reflected in items
     1-9 above                                                                             2123                 0    11.
12.  Total loans and leases, net of unearned income (sum of
     items 1 through 10 minus item 11) (must equal Schedule
     RC, sum of Items 4.a and 4.b)                                                         2122                 0    12.

----------
(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

Part I. Continued

Memoranda

                                             Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
------------------------------------------------------------------------   ----   ---   ---   ----
1.   Loans and leases restructured and in compliance with modified terms
     (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (excluded loans secured by 1-4 family residential properties and loans to
     individuals for household, family, and other personal expenditures)   1616                  0   M.1.
2.   Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.   Closed-end loans secured by first liens on 1-4 family
          residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(1),(2)
          (1)  Three months or less                                        A564                  0   M.2.a.(1)
          (2)  Over three months through 12 months                         A565                  0   M.2.a.(2)
          (3)  Over one year through three years                           A566                  0   M.2.a.(3)
          (4)  Over three years through five years                         A567                  0   M.2.a.(4)
          (5)  Over five years through 15 years                            A568                  0   M.2.a.(5)
          (6)  Over 15 years                                               A569                  0   M.2.a.(6)
     b.   All loans and leases (reported in Schedule RC-C, part I,
          items 1 through 10, column B, above) EXCLUDING closed-end
          loans secured by first liens on 1-4 family residential
          properties (reported in Schedule RC-C, part I,
          item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(1),(3)
          (1)  Three months or less                                        A570                  0   M.2.b.(1)
          (2)  Over three months through 12 months                         A571                  0   M.2.b.(2)
          (3)  Over one year through three years                           A572                  0   M.2.b.(3)
          (4)  Over three years through five years                         A573                  0   M.2.b.(4)
          (5)  Over five years through 15 years                            A574                  0   M.2.b.(5)
          (6)  Over 15 years                                               A575                  0   M.2.b.(6)
     c.   Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one
          year or less (excluding those in nonaccrual status)              A247                  0   M.2.c.
3.   Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
     Schedule RC-C, part I, items 4 and 9, column B(4)                     2746                  0   M.3.
4.   Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I,
     item 1.c.(2)(a), column B)                                            5370                  0   M.4.
5.   To be completed by banks with $300 million or more in total assets:(5)
     Loans secured by real estate to non-U.S. addressees (domicile)
     (included in Schedule RC-C, part I, items 1.a through 1.e,
     column B)                                                             B837                N/A   M.5.
     Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes
6.   Outstanding credit card fees and finance charges included in
     Schedule RC-C, part I, item 6.a.                                      C391                N/A   M.6.

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first lien on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items I through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

(5) The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all the other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4(1), have original amounts of $100,000 or less (If your bank has no loans outstanding
     in both of these two loan categories, place an "N" in the box to the right    RCON   (Y/N)
     for NO, otherwise mark it "Y" for YES)                                        ----   -----
                                                                                   6999    N 1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, completed items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                      Number of Loans
                                                      ---------------
2.   Report the total number of loans currently
     outstanding for each of the following Schedule
     RC-C, part I, loan categories:
     a.   "Loans secured by nonfarm nonresidential
          properties" reported in Schedule RC-C,
          part I, item 1.e, (Note: Item 1.e divided
          by the number of loans should NOT exceed
          $100,000.)                                             5562   N/A 2.a.
     b.   "Commercial and industrial loans"
          reported in Schedule RC-C, part I, item
          4(1). (Note: Item 4(1), divided by the
          number of loans should NOT exceed
          $100,000.)                                             5563   N/A 2.b.

                                                         (Column A)            (Column B)
                                                                                 Amount
                                                                                Currently
                                                       Number of Loans         Outstanding
                                                       ---------------   --------------------------
                         Dollar Amounts in Thousands        RCON           RCON    Bil   Mil   Thou
----------------------------------------------------   ---------------   -------   ---   ---   ----
3.   Number and amount currently outstanding of
     "Loans secured by nonfarm nonresidential
     properties" reported in Schedule RC-C, part 1,
     item 1.e (sum of Items 3.a through 3.c must be
     less than or equal to Schedule RC-C, part 1,
     Item 1.e):

     a.   With original amounts of $100,000 or less           5564   0      5565                 0    3.a.
     b.   With original amounts of more than
          $100,000 through $250,000                           5566   0      5567                 0    3.b.
     c.   With original amounts of more than
          $250,000 through $1,000,000                         5568   0      5569                 0    3.c.

4.   Number and amount currently outstanding of
     "Commercial and industrial loans" reported in
     Schedule RC-C, part 1, item 4(1) (sum of items
     4.a through 4.c must be less than or equal to
     Schedule RC-C, part 1, item 4(1)):
     a.    With original amounts of $100,000 or less          5570   0      5571                 0    4.a.
     b.    With original amounts of more than
           $100,000 through $250,000                          5572   0      5573                 0    4.b.
     c.    With original amounts of more than
           $250,000 through $1,000,000                        5574   0      5575                 0    4.c.

----------
(_) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I, item 4.a, column A, "Commercial and industrial loans to U.S. addressees.


                                       17a

Part II. Continued

Agricultural Loans to Small Farms

5.   Indicate in the appropriate box at the right whether all or substantially     RCON   (Y/N)
     all of the dollar volume of your bank's "Loans secured by farmland            ----   -----
     (including farm residential and other improvements)" reported in Schedule
     RC-C, part 1, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part 1, item 3, have original amounts of S100,000 or less (If your bank has no loans outstanding in both of these
     two loan categories, place an "N" in the box to the right for NO, otherwise                  5
     mark it "Y" for YES)                                                          6860       N


If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                       Number of
                                                         Loans
                                                       ---------
6.   Report the total number of loans currently        RCON
     outstanding for each of the following Schedule    ----
     RC-C, part I, loan categories:
     a.   "Loans secured by farmland (including
          farm residential and other improvements)"
          reported in Schedule RC-C, part 1, item 1
          .b, (Note: item 1.b, divided by the
          number of loans should NOT exceed
          $100,000)                                    5576  N/A   6.a.
     b.   "Loans to finance agricultural production
          and other loans to farmers" reported in
          Schedule RC-C, part I, item 3 (Note: Item
          3 divided by the number of loans should
          NOT exceed $100,000.)                        5577  N/A   6.b.

                                                                                   (Column B)
                                                                                     Amount
                                                         (Column A)                 Currently
                                                       Number of Loans             Outstanding
                                                       ---------------   ------------------------------
                         Dollar Amounts in Thousands        RCON             RCON      Bil   Mil   Thou
----------------------------------------------------        ----             ----      ---   ---   ----
7.   Number and amount currently outstanding of
     "Loans secured by farmland (including farm
     residential and other improvements)" reported
     in Schedule RC-C, part I, item 1.b (sum of
     items 7.a through 7.c must be less than or
     equal to Schedule RC-C, part I, item 1.b):
     a.   With original amounts of $100,000 or less           5578   0       5579                     0   7.a.
     b.   With original amounts of more than
          $100,000 through $250,000                           5580   0       5581                     0   7.b.
     c.   With original amounts of more than
          $250,000 through $500,000                           5582   0       5583                     0   7.c.

8.   Number and amount currently outstanding of
     "Loans to finance agricultural production and
     other loans to farmers" reported in Schedule
     RC-C, part 1, item 3 (sum of items 8.a through
     8.c must be less than or equal to Schedule
     RC-C, part 1, item 3):
     a.   With original amounts of $100,000 or less           5584   0       5585                     0   8.a.
     b.   With original amounts of more than
          $100,000 through $250,000                           5586   0       5587                     0   8.b.
     c.   With original amounts of more than
          $250,000 through $500,000                           5588   0       5589                     0   8.c.


                                       17b

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, Item 7) of $2 million or more for any quarter of the preceding calendar year.

                            Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-------------------------------------------------------   ----   ---   ---   ----
ASSETS
1.   U.S. Treasury securities                             3531               N/A   1.
2.   U.S. Government agency obligations (exclude
     mortgage-backed securities)                          3532               N/A   2.
3.   Securities issued by states and political
     subdivisions in the U.S.                             3533               N/A   3.
4.   Mortgage-backed securities (MBS):
     a.   Pass-through securities issued or guaranteed
          by FNMA, FHLMC, or GNMA                         3534               N/A   4.a.
     b.   Other mortgage-backed securities issued or
          guaranteed by FNMA, FHLMC, or GNMA
          (include CMOs, REMICs, and stripped MBS)        3535               N/A   4.b.
     c.   All other mortgage-backed securities            3536               N/A   4.c.
5.   Other debt securities                                3537               N/A   5.
8.   Not applicable
9.   Other trading assets                                 3541               N/A   9.
10.  Not applicable
11.  Revaluation gains on derivative contracts            3543               N/A   11.
12.  Total trading assets (sum of items 1 through 11)
     (must equal Schedule RC, item 5)                     3545               N/A   12.

                                                          RCON   Bil   Mil   Thou
                                                          ----   ---   ---   ----
LIABILITIES
13.  Liability for short positions                        3546               N/A   13.
14.  Revaluation losses on derivative contracts           3547               N/A   14.
15.  Total trading liabilities (sum of items 13 and
     14) (must equal Schedule RC, item 15)                3548               N/A   15.

Schedule RC-E - Deposit Liabilities

                                                     Transaction Accounts                 Nontransaction Accounts
                                      -------------------------------------------------   -----------------------
                                             (Column A)                (Column B)               (Column C)
                                         Total transaction             Memo: Total         Total nontransaction
                                        accounts (including          demand deposits             accounts
                                       total demand deposits)    (included in column A)      (Including MMDAs)
                                      -----------------------   -----------------------   -----------------------
        Dollar Amounts in Thousands   RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou
-----------------------------------   ----   ---   ---   ----   ----   ---   ---   ----   ----   ---   ---   ----
Deposits of:
1.   Individuals, partnerships,
     and corporations (included
     all certified and official
     checks)                          B549                 0                              B550                 0    1.
2.   U.S. Government                  2202                 0                              2520                 0    2.
3.   States and political
     subdivisions in the U.S.         2203                 0                              2530                 0    3.
4.   Commercial banks and other
     depository institutions in
     the U.S.                         B551                 0                              B552                 0    4.
5.   Banks in foreign countries       2213                 0                              2236                 0    5.
6.   Foreign governments and
     official institutions
     (including foreign central
     banks)                           2216                 0                              2377                 0    6.
7.   Total (sum of items 1
     through 6) (sum of columns A
     and C must equal Schedule
     RC, item 13.a)                   2215                 0    2210                 0    2385                 0    7.

Memoranda

                                                   Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
------------------------------------------------------------------------------   ----   ---   ---   ----
1.   Selected components of total deposits (i.e., sum of item 7, column A and C):
     a.   Total Individual Retirement Accounts (IRAs) and Keogh Plan
          accounts                                                               6835                  0   M.1.a.
     b.   Total brokered deposits                                                2365                  0   M.1.b.
     c.   Fully insured brokered deposits (included in Memorandum item 1.b above):
          (1)   Issued in denominations of less than $100,000                    2343                  0   M.1.c.(1)
          (2)   Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and participated out by the broker in
                shares of $100,000 or less                                       2344                  0   M.1.c.(2)
     d.   Maturity data for brokered deposits:
          (1)   Brokered deposits issued in denominations of less than
                $1000,000 with a remaining maturity of one year or less
                (included in Memorandum item 1.c.(1) above)                      A243                  0   M.1.d.(1)
          (2)   Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in
                Memorandum item 1.b. above)                                      A244                  0   M.1.d.(2)
     e.   Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be
          completed for the December report only)                                5590                N/A   M.1.a.
2.   Components of total nontransaction accounts (sum of Memorandum items
     2.a through 2.c must equal item 7, column C above):
     a.   Savings deposits:
          (1)   Money market deposit accounts (MMDAs)                            6810                  0   M.2.a.(1)
          (2)   Other savings deposits (excludes MMDAs)                          0352                  0   M.2.a.(2)
     b.   Total time deposits of less than $100,000                              6648                  0   M.2.b.
     c.   Total time deposits of $100,000 or more                                2604                  0   M.2.c.

                                                   Dollar Amounts In Thousands   RCON   Bil   Mil   Thou
------------------------------------------------------------------------------   ----   ---   ---   ----
3.   Maturity and repricing data for time deposits of less than $100,000:
     a.   Time deposits of less than $100,000 with a remaining maturity of next repricing date of (1), (2)
          (1)   Three months or less                                             A579                 0     M.3.a.(1)
          (2)   Over three months through 12 months                              A580                 0     M.3.a.(2)
          (3)   Over one year through three years                                A581                 0     M.3.a.(3)
          (4)   Over three years                                                 A582                 0     M.3.a.(4)
     b.   Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2)
          above)(3)                                                              A241                 0     M.3.b.
4.   Maturity and repricing data for time deposits of $100,000 or more:
     a.   Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1), (4)
          (1)   Three months or less                                             A584                 0     M.4.a.(1)
          (2)   Over three months through 12 months                              A585                 0     M.4.a.(2)
          (3)   Over one year through three years                                A586                 0     M.4.a.(3)
          (4)   Over three years                                                 A587                 0     M.4.a.(4)
     b.   Time deposits of $100,000 of more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2)
          above)(3)                                                              A242                 0     M.4.b.

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum Item 2.b.

(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum Item 2.c.

Schedule RC-F - Other Assets

                                                           Dollar Amounts in Thousands   RCON   Bil   Mil    Thou
--------------------------------------------------------------------------------------   ----   ---   ---   ------
1.   Accrued interest receivable(1)                                                      B558                    1   1.
2.   Net deferred tax assets(2)                                                          2148                3,351   2.
3.   Interest-only strips receivable (not in form of a security)(3) on:
     a.   Mortgage loans                                                                 A519                    0   3.a.
     b.   Other financial assets                                                         A520                    0   3.b.
4.   Equity securities that DO NOT have readily determinable fair
     values(4)                                                                           1752                3,000   4.
5.   All other assets (itemize and describe amounts greater than
     $25,000 that exceed 25% of this item)                                               2168                4,695   5.
     a.   Prepaid expenses                                                2166       0                               5.a.
     b.   Cash surrender value of life insurance                          C009       0                               5.b.
     c.   Repossessed personal property (including vehicles)              1578       0                               5.c.
     d.   Derivatives with a positive fair value held for purposes
          other than trading                                              C010       0                               5.d.
     e.   Retained interests in accrued interest receivable related to
          securitized credit cards                                        C436       0                               5.e.
     f.   TEXT 3549 Accounts Receivable                                   3549   4,695                               5.f.
     g.   TEXT 3550                                                       3550       0                               5.g.
     h.   TEXT 3551                                                       3551       0                               5.h.
6.   Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                  2160               11,047   6.

Schedule RC-G - Other Liabilities

                                                           Dollar Amounts in Thousands   RCON   Bil   Mil    Thou
--------------------------------------------------------------------------------------   ----   ---   ---   ------
1.   a. Interest accrued and unpaid on deposits(5)                                       3645                    0   1.a.
     b. Other expenses accrued and unpaid (includes accrued income
        taxes payable)                                                                   3646                8,993   1.b.
2.   Net deferred tax liabilities(2)                                                     3049                    0   2.
3.   Allowance for credit losses on off-balance sheet credit exposures                   B557                    0   3.
4.   All other liabilities (itemize and describe amounts greater than
     $25,000 that exceed 25% of this item)                                               2938                9,535   4.
     a.   Accounts payable                                                3066       0                               4.a.
     b.   Deferred compensation liabilities                               C011       0                               4.b.
     c.   Dividends declared but not yet payable                          2932       0                               4.c.
     d.   Derivatives with a negative fair value held for purposes
          other than trading                                              C012       0                               4.d.
     e.   TEXT 3552 Intercompany Accounts Payable                         3552   9,267                               4.e.
     f.   TEXT 3553                                                       3553       0                               4.f.
     g.   TEXT 3554                                                       3554       0                               4.g.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                  2930               18,528   5.

----------
(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b. or as trading assets in Schedule RC, item 5, as appropriate.

(4) Includes Federal Reserve stock. Federal Home Loan Bank stock, and bankers bank stock (5) For savings banks, include "dividends" accrued and unpaid on deposits.

Schedule RC-K - Quarterly Averages(1)

                                                           Dollar Amounts in Thousands   RCON   Bil   Mil     Thou
--------------------------------------------------------------------------------------   ----   ---   ---    ------
ASSETS
1.   Interest-bearing balances due from depository institutions                          3381                36,500   1.
2.   U.S. Treasury securities and U.S. Government agency obligations(2) (excluding
     mortgage backed securities)                                                         B558                77,136   2.
3.   Mortgage-backed securities(2)                                                       B559                     0   3.
4.   All other securities(2),(3) (includes securities issued by states and political
     subdivisions in the U.S.)                                                           B560                 5,296   4.
5.   Federal funds sold and securities purchased under agreements to resell              3365                     0   5.
6.   Items 6.a. through 6.d.(2) are to be completed by all banks.
     Loans:
     (a)  Total loans                                                                    3360                     0   6.a.
     (b)  Loans secured by real estate                                                   3385                     0   6.b.
     (c)  Commercial and industrial loans                                                3387                     0   6.c.
     (d)  Loans to individuals for household, family, and other personal expenditures:
          (1)  Credit cards                                                              B561                     0   6.d.(1)
          (2)  Other (includes single payment, installment, all student loans, and
               revolving credit plans other than credit cards)                           B562                     0   6.d.(2)
7.   To be completed by banks with $100 million or more in total assets(4):
     Trading assets                                                                      3401                     0   7.
8.   Lease and financing receivables (net of unearned income)                            3484                     0   8.
9.   Total assets(5)                                                                     3358               137,645   9.
LIABILITIES
10.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone
     and preauthorized transfer accounts, (exclude demand deposits)                      3485                     0   10.
11.  Nontransaction accounts:
     a.   Savings deposits (includes MMDAs)                                              B563                     0   11.a.
     b.   Time deposits of $100,000 or more                                              A514                     0   11.b.
     c.   Time deposits of less than $100,000                                            A529                     0   11.c.
12.  Federal funds purchased and securities sold under agreements to repurchase          3353                     0   12.
13.  To be completed by banks with $100 million or more in total assets:(4) Other borrowed money (includes mortgage indebtedness and obligations under capitalized
     leases)                                                                             3355                     0   13.

Memorandum

                                                           Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
--------------------------------------------------------------------------------------   ----   ---   ---   ----
1.   Memorandum item 1 is to be completed by:(4)
     o    banks with $300 million or more in total assets, and
     o    banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part 1, item 3) exceeding five percent of total loans.
     Loans to finance agricultural production and other loans to farmers                 3386                N/A   M.1.

----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002. Report of Condition.

(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                           Dollar Amounts in Thousands   RCON   Bil   Mil    Thou
--------------------------------------------------------------------------------------   ----   ---   ---   ------
1.   Unused commitments:
     a.   Revolving, open-end lines secured by 1-4 family residential
          properties, e.g., home equity lines                                            3814                    0   1.a.
     b.   Credit card lines                                                              3815                    0   1.b.
     c.   Commercial real estate, construction, and land development:
          (1)  Commitments to fund loans secured by real estate                          3816                    0   1.c.(1)
          (2)  Commitments to fund loans not secured by real estate                      6550                    0   1.c.(2)
     d.   Securities underwriting                                                        3817                    0   1.d.
     e.   Other unused commitments                                                       3818                    0   1.e.
2.   Financial standby letters of credit                                                 3819                    0   2.
     a.   Amount of financial standby letters of credit conveyed to
          others                                                          3820       0                               2.a.
3.   Performance standby letters of credit                                               3821                    0   3.
     a.   Amount of performance standby letters of credit conveyed to
          others                                                          3822       0                               3.a.
4.   Commercial and similar letters of credit                                            3411                    0   4.
5    To be completed by banks with $100 million or more in total assets:(1)  Participations in acceptances (as described in the
     instructions) conveyed to others by the reporting bank                              3428                    0   5.
6.   Securities lent (including customers' securities lent where the
     customer is indemnified against loss by the reporting bank)                         3433                1,630   6.
7.   Credit derivatives:
     a.   Notional amount of credit derivatives on which the reporting
          bank is the guarantor                                                          A534                    0   7.a.
          (1)  Gross positive fair value                                                 C219                    0   7.a.(1)
          (2)  Gross negative fair value                                                 C220                    0   7.a.(2)
     b.   Notional amount of credit derivatives on which the reporting
          bank is the beneficiary                                                        A535                    0   7.b.
          (1)  Gross positive fair value                                                 C221                    0   7.b.(1)
          (2)  Gross negative fair value                                                 C222                    0   7.b.(2)
8.   Spot foreign exchange contracts                                                     8765                    0   8.
9.   All other off-balance sheet liabilities (exclude derivatives)
     (itemize and describe each component of this item over 25% of
     Schedule RC, item 28, "Total equity capital")                                       3430                    0   9.
     a.   Securities borrowed                                             3432       0                               9.a.
     b.   Commitments to purchase when-issued securities                  3434       0                               9.b.
     c.   TEXT 3555                                                       3555       0                               9.c.
     d.   TEXT 3556                                                       3556       0                               9.d.
     e.   TEXT 3557                                                       3557       0                               9.e.
10.  All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC,
     item 28, "Total equity capital")                                                    5591                    0   10.
     a.   Commitments to sell when-issued securities                      3435       0                               10.a.
     b.   TEXT 5592                                                       5592       0                               10.b.
     c.   TEXT 5593                                                       5593       0                               10.c.
     d.   TEXT 5594                                                       5594       0                               10.d.
     e.   TEXT 5595                                                       5595       0                               10.e.

----------
(1) The $100 million asset size test is generally based on total assets reported in the June 30, 2002, Report of Condition.

                                                                      RCON   Tril   Bil   Mil   Thou
                                                                      ----   ----   ---   ---   ----
11.  Year-to-date merchant credit card sales volume:
     a.   Sales for which the reporting bank is the acquiring bank    C223                         0   11.a.
     b.   Sales for which the reporting bank is the agent bank with   C224                         0   11.b.
          risk

                                      (Column A)            (Column B)            (Column C)            (Column D)
                                     Interest Rate       Foreign Exchange      Equity Derivative       Commodity and
  Dollar Amounts In Thousands          Contracts             Contracts             Contracts          Other Contracts
-------------------------------  --------------------  --------------------  --------------------  --------------------
Derivatives Position Indicators  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou
-------------------------------  ----  ---  ---  ----  ----  ---  ---  ----  ----  ---  ---  ----  ----  ---  ---  ----
12.  Gross amounts (e.g.,
     notional amounts) (for
     each column, sum of
     items 12.a. through 12.e
     must equal sum of items
     13 and 14):                    RCON 8693             RCON 8694             RCON 8695             RCON 8696
     a.  Futures contracts                          0                     0                     0                     0  12.a.
                                    RCON 8697             RCON 8698             RCON 8699             RCON 8700
     b.  Forward contracts                          0                     0                     0                     0  12.b.
     c.  Exchange-traded
         option contracts:          RCON 8701             RCON 8702             RCON 8703             RCON 8704
         (1)  Written
              options                               0                     0                     0                     0  12.c.(1)
                                    RCON 8705             RCON 8706             RCON 8707             RCON 8708
         (2)  Purchased
              options                               0                     0                     0                     0  12.c.(2)
     d.  Over-the-counter
         option contracts:          RCON 8709             RCON 8710             RCON 8711             RCON 8712
         (1)  Written
              options                               0                     0                     0                     0  12.d.(1)
                                    RCON 8713             RCON 8714             RCON 8715             RCON 8716
         (2)  Purchased
              options                               0                     0                     0                     0  12.d.(2)
                                    RCON 3450             RCON 3826             RCON 8719             RCON 8720
     e.  Swaps                                      0                     0                     0                     0  12.e.
13.  Total gross notional           RCON A126             RRCON A127            RCON 8723             RCON 8724
     amount of derivative
     contracts held for
     trading                                        0                     0                     0                     0  13.
14.  Total gross notional           RCON 8725             RCON 8726             RCON 8727             RCON 8728
     amount of derivative
     contract held for
     purposes other than
     trading                                        0                     0                     0                     0  14.
     a.  Interest rate swaps        RCON A589
         where the bank
         has agreed to pay
         a fixed rate                               0                                                                    14.a.
15.  To be completed by all
     banks:
     Gross fair values:
     a.  Contracts held for
         trading:                   RCON 8733             RCON 8734             RCON 8735             RCON 8736
         (1)  Gross
              positive fair
              value                                 0                     0                     0                     0  15.a.(1)
                                    RCON 8737             RCON 8738             RCON 8739             RCON 8740
         (2)  Gross negative
              fair value                            0                     0                     0                     0  15.a.(2)
     b.  Contracts held for
         purposes other
         than trading:              RCON 8741             RCON 8742             RCON 8743             RCON 8744
         (1)  Gross positive
              fair value                            0                     0                     0                     0  15.b.(1)
                                    RCON 8745             RCON 8746             RCON 8747             RCON 8748
         (2)  Gross negative
              fair value                            0                     0                     0                     0  15.b.(2)

Schedule RC-M - Memoranda

                                                          Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------  ----  ---  ---  ----
1.   Extensions of credit by the reporting bank to its
     executive officers, directors, principal
     shareholders, and their related interests as of the
     report date:
     a.   Aggregate amount of all extensions of credit
          to all executive officers, directors,
          principal shareholders, and their related
          interests                                                                    6164               0  1.a.
                                                                               Number
     b.   Number of executive officers, directors, and                         ------
          principal shareholders to whom the amount of
          all extensions of credit by the reporting bank
          (including extensions of credit to related
          interests) equals or exceeds the lesser of
          $500,000 or 5 percent of total capital as
          defined for this purpose in agency regulations              6165          0                        1.b.
2.   Intangible assets other than goodwill:                                            3164               0  2.a.
     a.   Mortgage servicing assets
          (1)  Estimated fair value of mortgage
               servicing assets                                       A590          0                        2a.(1)
     b.   Purchased credit card relationships and
          nonmortgage servicing assets                                                 B026             202  2.b.
     c.   All other identifiable intangible assets                                     5507               0  2.c.
     d.   Total (sum of items 2.a, 2.b, and 2.c) (must
          equal Schedule RC, item 10.b)                                                0426             202  2.d.
3.   Other real estate owned:
     a.   Direct and indirect investments in real estate
          ventures                                                                     5372               0  3.a.
     b.   All other real estate owned:
          (1)  Construction, land development, and
               other land                                                              5508               0  3.b.(1)
          (2)  Farmland                                                                5509               0  3.b.(2)
          (3)  1-4 family residential properties                                       5510               0  3.b.(3)
          (4)  Multifamily (5 or more) residential
               properties                                                              5511               0  3.b.(4)
          (5)  Nonfarm nonresidential properties                                       5512               0  3.b.(5)
     c.   Total (sum of items 3.a and 3.b) (must equal
          Schedule RC, item 7)                                                         2150               0  3.c.
4.   Investments in unconsolidated subsidiaries and
     associated companies:
     a.   Direct and Indirect investments in real estate
          ventures                                                                     5374               0  4.a.
     b.   All other investments in unconsolidated
          subsidiaries and associated companies                                        5375               0  4.b.
     c.   Total (sum of items 4.a and 4.b) (must equal
          Schedule RC, item 8)                                                         2130               0  4.c.
5.   Other borrowed money:
     a.   Federal Home Loan Bank advances:
          (1)  With a remaining maturity of one year or
               less(1)                                                                 2651               0  5.a.(1)
          (2)  With a remaining maturity of more than
               one year through three years                                            B565               0  5.a.(2)
          (3)  With a remaining maturity of more than
               three years                                                             B566               0  5.a.(3)
     b.   Other borrowings:
          (1)  With a remaining maturity of one year or
               less                                                                    B571               0  5.b.(1)
          (2)  With a remaining maturity of more than
               one year through three years                                            B567               0  5.b.(2)
          (3)  With a remaining maturity of more than
               three years                                                             B568               0  5.b.(3)
     c.   Total (sum of Items 5.a.(1) through 5.b.(3)
          must equal Schedule RC, item 16)                                             3190               0  5.c.
                                                                                             RCON   (Y / N)
                                                                                             ----   -------
6.   Does the reporting bank sell private label or third
     party mutual funds and annuities?
     Enter "Y" for YES or "N" for NO                                                         B569         N  6.

                                                                                       RCON  Bil  Mil  Thou
                                                                                       ----  ---  ---  ----
7.   Assets under the reporting bank's management in
     proprietary mutual funds and annuities                                            B570               0  7.
8.   Primary Internet Web site address of the bank (home
     page), if any (Example: www.examplebank.com) (TEXT
     4087) http://www.deutsche-bank.com                                                                      8.
9.   Do any of the bank's Internet Web sites have                                            RCON   (Y / N)
     transactional capability, i.e., allow the bank's                                        ----   -------
     customers to execute transactions on their accounts
     through the Web site?                                                                   4088         N  9.

----------
(1)  Includes ovemight Federal Home Loan Bank advances.

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

                                               (Column A)            (Column B)
                                              Past Due 30            Past due 90
                                            through 89 days         days or more           (Column C)
                                           and still accruing    and still accruing        Nonaccrual
                                          --------------------  --------------------  --------------------
             Dollar Amounts in Thousands  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
----------------------------------------  ----  ---  ---  ----  ----  ---  ---  ----  ----  ---  ---  ----
1.   Loans secured by real estate:
     a.   Construction, land
          development, and other
          land loans                      2759               0  2769               0  3492               0  1.a.
     b.   Secured by farmland             3493               0  3494               0  3495               0  1.b.
     c.   Secured by 1-4 family
          residential properties:
          (1)  Revolving, open-end loans
               secured by 1-4 family
               residential properties
               and extended under lines
               of credit                  5398               0  5399               0  5400               0  1.c.(1)
          (2)  Closed-end loans secured
               by 1-4 family residential
               properties:
               (a)  Secured by first
                    liens                 C236               0  C237               0  C229               0  1.c.(2)(a)
               (b)  Secured by junior
                    liens                 C238               0  C239               0  C230               0  1.c.(2)(b)
     d.   Secured by multifamily
          (5 or more) residential
          properties                      3499               0  3500               0  3501               0  1.d.
     e.   Secured by nonfarm
          nonresidential properties       3502               0  3503               0  3504               0  1.e.
2.   Loans to depository
     Institutions and acceptances of
     other banks                          B834               0  B835               0  B836               0  2
3.   Not applicable
4.   Commercial and industrial loans      1606               0  1607               0  1608               0  4
5.   Loans to individuals for household,
     family, and other personal
     expenditures:
     a.   Credit cards                    B575               0  B576               0  B577               0  5.a.
     b.   Other (includes single
          payment, Installment, all
          student loans, and revolving
          credit plans other than credit
          cards)                          B578               0  B579               0  B580               0  5.b.
6.   Loans to foreign governments and
     official institutions                5389               0  5390               0  5391               0  6.
7.   All other loans(1)                   5459               0  5460               0  5461               0  7.
8.   Lease financing receivables          1226               0  1227               0  1228               0  8.
9.   Debt securities and other assets
     (exclude other real estate owned
     and other repossessed assets)        3505               0  3506               0  3507                  9.

Amounts reported in schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccruals loans and leases. Reports in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                          RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
                                          ----  ---  ---  ----  ----  ---  ---  ----  ----  ---  ---  ----
10.  Loans and leases reported in items
     1 through 8 above which are wholly
     or partially guaranteed by the U.S.
     Government                           5612               0  5613               0  5614               0  10.
     a.   Guaranteed portion of
          loans and leases
          included in item 10
          above                           5615               0  5616               0  5617               0  10.a.

----------
(1) Includes past due and nonaccrual "Loans to finance agricultural production an others loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

                                          (Column A)               (Column B)
Memoranda                                  Past Due                 Past due
                                      30 through 89 days         90 days or more              (Column C)
                                      and still accruing        and still accruing            Nonaccrual

                                   -----------------------   -----------------------   -----------------------
     Dollar Amounts in Thousands   RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou
--------------------------------   ----   ---   ---   ----   ----   ---   ---   ----   ----   ---   ---   ----
1.   Restructured loans and
     leases included in
     Schedule RC-N, items 1
     through 8, above (and not
     reported in Schedule RC-C,
     Part I, Memorandum item 1)    1658                  0   1659                  0   1661                  0   M.1.
2.   Loans to finance commerical
     real estate, construction,
     and land development
     activities (not secured by
     real estate) included in
     Schedule RC-N, item 4 and
     7, above)                     6558                  0   6559                  0   6560                  0   M.2.
3.   Memorandum items 3.a.
     through 3.d. are to be
     completed by banks with
     $300 million or more in
     total assets:(1)
     a.   Loans secured by real
          estate to non-U.S.
          addressees (domicile)
          (included in Schedule
          RC-N, item 1, above)     1248                N/A   1249                N/A   1250                N/A   M.3.a
     b.   Loans to and
          acceptances of foreign
          banks (included in
          Schedule RC-N, item 2,
          above)                   5380                N/A   5381                N/A   5382                N/A   M.3.b
     c.   Commercial and
          industrial loans to
          non-U.S. addressees
          (domicile) (included
          in Schedule RC-N,
          item 4, above)           1254                N/A   1255                N/A   1256                N/A   M.3.c
     d.   Lease financing
          receivables of
          non-U.S. addressees
          (domicle) (included in
          Schedule RC-N, item 8,
          above)                   1271                N/A   1272                N/A   1791                N/A   M.3.d
4.   Memorandum item 4 is to be
     completed by:(1)
     o    banks with $300
          million or more in
          total assets
     o    banks with less than
          $300 million in total
          assets that have
     loans to finance
     agricultural production and
     other loans to farmers
     (Schedule RC-C, part 1,
     item 3) exceeding five
     percent of total loans:
     Loans to finance
     agricultural production and
     other loans to farmers
     (included in Schedule RC-N,
     items 1 through 8 above)      1594                N/A   1597                N/A   1583                N/A   M.4.
5.   Loans and leases held for
     sale (included in Schedule
     RC-N, items 1 through 8
     above)                        C240                  0   C241                  0   C226                  0   M.5.

6.   Memorandum item 6 is to be           (Column A)                 (Column B)
     completed by banks with               Past Due                   Past due
     $300 million or more in          30 through 89 days         90 days or more
     total assets:(1) Interest     -----------------------   -----------------------
     rate, foreign exchange
     rate, and other commodity     RCON   Bil   Mil   Thou   RCON   Bil   Mil   Thou
     and equity contracts:         ----   ---   ---   ----   ----   ---   ---   ----
     Fair value of amounts
     carried as assets             3529                N/A   3530                N/A   M.6.

----------
(1) The $300 million asset size test and the five percent ot total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

Person to whom questions about the Reports of Condition and Income should be directed:

Foy B. Hester, Vice President & Controller
Name and Title (TEXT 8901)
foy.hester@db.com
E-mail Address (TEXT 4086)
(212) 602-1764                                            212) 797-0502
Telephone: Area code/phone number/extension (TEXT 8902)   FAX: Area code/phone
                                                          number (TEXT 9116)

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

                                                       Dollar Amounts in Thousands   RCON   BIL   MIL   Thou
----------------------------------------------------------------------------------   ----   ---   ---   ----
1.   Unposted debits (see instructions):
     a.   Actual amount of all unposted debits                                       0030                  0   1.a.
          OR
     b.   Separate amount of unposted debits:
          (1)  Actual amount of unposted debits to demand deposits                   0031                  0   1.b.(1)
          (2)  Actual amount of unposted debits to time and savings deposits(1)      0032                  0   1.b.(2)
2.   Unposted credits (see instructions):
     a.   Actual amount of all unposted credits                                      3510                  0   2.a.
          OR
     b.   Separate amount of unposted credits:
          (1)  Actual amount of unposted credits to demand deposits                  3512                  0   2.b.(1)
          (2)  Actual amount of unposted credits to time and savings deposits(1)     3514                  0   2.b.(2)
3.   Uninvested trust funds (cash) held in bank's own trust department (not
     included in total deposits)                                                     3520                  0   3.
4.   Deposits of consolidated subsidiaries (not included in total deposits):
     a.   Demand deposits of consolidated subsidiaries                               2211                  0   4.a.
     b.   Time and savings deposits(1) of consolidated subsidiaries                  2351                  0   4.b.
     c.   Interest accrued and unpaid on deposits of consolidated subsidiaries       5514                  0   4.c.
5.   Not applicable
6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.   Amount reflected in demand deposits (included in Schedule RC-E, Item 7,
          column B)                                                                  2314                  0   6.a.
     b.   Amount reflected in time and savings deposits(1) (included in Schedule
          RC-E, item 7, column A or C, but not column B)                             2315                  0   6.b.
7.   Unamortized premiums and discounts on time and savings deposits:(1),(2)
     a.   Unamortized premiums                                                       5516                  0   7.a.
     b.   Unamortized discounts                                                      5517                  0   7.b.
8.   To be completed by banks with "Oakar deposits."
     a.   Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
          (1)  Total deposits purchased or acquired from other FDIC-insured
               institutions during the quarter                                       A531                N/A   8.a.(1)
          (2)  Amount of purchased or acquired deposits reported in Item 8.a.(1)
               above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits
               attributable to BIF)                                                  A532                N/A   8.a.(2)
     b.   Total deposits sold or transferred to other FDIC-insured institutions
          during the quarter                                                         A533                N/A   8.b.
9.   Deposits in lifeline accounts                                                   5596                      9.
10.  Benefit-responsive "Depository Institution Investment Contracts"
     (included in total deposits).                                                   8432                  0   10.

----------
(1) For FDIC insurance and FICO assessment purpose, "time and saving deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2)  Exclude core deposit intangibles.

                                        Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-------------------------------------------------------------------   ----   ---   ---   ----
11.  Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
     a.   Amount by which demand deposits would be reduced if the
          reporting bank's reciprocal demand balances with the
          domestic offices of U.S. banks and savings associations
          and insured branches in Puerto Rico and U.S. territories
          and possessions that were reported on a gross basis in
          Schedule RC-E had been reported on a net basis              8785                  0   11.a.
     b.   Amount by which demand deposits would be increased if the
          reporting bank's reciprocal demand balances with foreign
          banks and foreign offices of other U.S. banks (other than
          Insured branches in Puerto Rico and U.S. territories and
          possessions) that were reported on a net basis in
          Schedule RC-E had been reported on a gross basis            A181                  0   11.b.
     c.   Amount by which demand deposits would be reduced if cash
          items in process of collection were included in the
          calculation of the reporting bank's net reciprocal demand
          balances with the domestic offices of U.S. banks and
          savings associations and insured branches in Puerto Rico
          and U.S. territories and possessions in Schedule RC-E       A182                  0   11.c.
12.  Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally
     accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.   Amount of assets netted against demand deposits             A527                  0   12.a.
     b.   Amount of assets netted against time and savings deposits   A528                  0   12.b.

Memoranda (to be completed each quarter except as noted)

                                        Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-------------------------------------------------------------------   ----   ---   ---   ----
1.   Total deposits of the bank (sum of Memorandum
     items 1.a (1) and 1.b.(1) must equal Schedule
     RC, Item 13.a):
     a.   Deposit accounts of $100,000 or less:(1)
          (1)  Amount of deposit accounts of
               $100,000 or less                                       2702                  0   M.1.a.(1)
          (2)  Number of deposit accounts of                 Number
               $100,000 or less (to be completed             ------
               for the June report only)
                                                      3779        0                             M.1.a.(2)
     b.   Deposit accounts of more than
          $100,000:(1)
          (1)  Amount of deposit accounts of more
               than $100,000                                          2710                  0   M.1.b.(1)
          (2)  Number of deposit accounts of more            Number
               than $100,000                                 ------
                                                      2722        0                             M.1.b.(2)

Memorandum item 2 is to be completed by all banks.

2.   Estimated amount of uninsured deposits (see
     nstructions)                                                     5597                  0   M.2.
3.   Has the reporting institution been
     consolidated with a parent bank or savings
     association in that parent bank's or parent
     savings association's Call Report or Thrift
     Financial Report? If so, report the legal
     title and FDIC Certificate Number of the                         RCON   FDIC Cert No.
     parent bank or parent savings association:                       ----   -------------
TEXT A545                                                             A545                      M.3.

----------
(1) The dollar amount used as the basis for reporting in Memoranda items 1.a. and 1.b. reflect the deposit insurance limits in effect on the report date.

Schedule RC-R - Regulatory Capital

                                                     Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
                                                --------------------------------   ----   ---   ---   -------
Tier 1 Capital

1.   Total equity capital (from Schedule RC, item 28)                              3210               107,821   1.
2.   LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if
     a gain, report as a positive value; if a loss, report as a negative value)    8434                     8   2.
3.   LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
     (report loss as a POSITIVE value)                                             A221                     0   3.
4.   LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain,
     report as a positive value; if a loss, report as a negative value)            4336                     0   4.
5.   LESS: Nonqualifying perpetual preferred stock                                 B588                     0   5.
6.   Qualifying minority interests in consolidated subsidiaries                    B589                     0   6.
7.   LESS: Disallowed goodwill and other disallowed intangible assets              B590                     0   7.
8.   Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                 C227               107,813   8.
9.   a. LESS: Disallowed servicing assets and purchased credit card
     relationships                                                                 B591                    20   9a.
     b. LESS: Disallowed deferred tax assets                                       5610                     0   9.b.
10.  Other additions to (deductions from) Tier 1 capital                           B592                     0   10.
11.  Tier 1 capital (sum of items 8 and 10 less items 9.a and 9.b)                 8274               107,793   11.

Tier 2 Capital
12.  Qualifying subordinated debt and redeemable preferred stock                   5306                     0   12.
13.  Cumulative perpetual preferred stock includible in Tier 2 capital             B593                     0   13.
14.  Allowance for loan and lease losses includible in Tier 2 capital              5310                     0   14.
15.  Unrealized gains on available-for-sale equity securities includible in Tier
     2 capital                                                                     2221                     0   15.
16.  Other Tier 2 capital components                                               B594                     0   16.
17.  Tier 2 capital (sum of items 12 through 16)                                   5311                     0   17.
18.  Allowable Tier 2 capital (lesser of item 11 or 17)                            8275                     0   18.
19.  Tier 3 capital allocated for market risk                                      1395                     0   19.
20.  LESS: Deductions for total risk-based capital                                 B595                     0   20.
21.  Total risk-based capital (sum of Items 11,18, and 19, less item 20)           3792               107,793   21.

Total assets for leverage ratio
22.  Average total assets (from Schedule RC-K, item 9)                             3368               137,645   22.
23.  LESS: Disallowed goodwill and other disallowed intangible assets (from item
     7 above)                                                                      B590                     0   23.
24.  LESS: Disallowed servicing assets and purchased credit card relationships
     (from item 9.a. above)                                                        B591                    20   24.
25.  LESS: Disallowed deferred tax assets (from item 9.b. above)                   5610                     0   25.
26.  LESS: Other deductions from assets for leverage capital purposes              B596                     0   26.
27.  Average total assets for leverage capital purposes (item 22 less items 23
     through 26)                                                                   A224               137,625   27.

Adjustments for financial subsidiaries
28.  a. Adjustments to Tier 1 capital reported in item 11                          C228                     0   28.a.
     b. Adjustment to total risk-based capital reported in item 21                 B503                     0   28.b.
29.  Adjustment to risk-weighted assets reported in item 62:                       B504                     0   29.
30.  Adjustment to average total assets reported in item 27                        B505                     0   30.

Capital ratios

                                                                                    (Column A)          (Column B)
(Column B is to be completed by all banks.                                      -----------------   -----------------
Column A is to be completed by banks with financial subsidiaries.)              RCON   Percentage   RCON   Percentage
                                                                                ----   ----------   ----   ----------
31.  Tier 1 leverage ratio (2)                                                  7273       N/A      7204        78.32   31.
32.  Tier 1 risk-based capital ratio (3)                                        7274       N/A      7206       605.31   32.
33.  Total risk-based capital ratio (4)                                         7275       N/A      7205       605.31   33.

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

(2) The ratio for column B is Item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

Schedule RC-R Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                                              (Column C)         (Column D)         (Column E)         (Column F)
                                                           ----------------   ----------------   ----------------   ----------------
                      (Column A)        (Column B) Item                   Allocation by Risk Weight Category
                      Totals (from       Not Subject to    -------------------------------------------------------------------------
     Dollar           Schedule RC)       Risk-Weighting           0%                20%                50%                100%
   Amounts in       -----------------   ----------------   ----------------   ----------------   ----------------   ----------------
   Thousands        Bil    Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
-----------------   ---   ----   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----
Balance Sheet
Asset Categories
34.  Cash and               RCON 0010                             RCON B600          RCON B601                             RCON B602
     balances due
     from deposi-
     tory instit-
     utions
     (Column A
     equals the
     sum of Sche-
     dule RC
     items 1.a
     and 1.b)                  29,021                                    90             28,931                                 0 34.
35.  Held-to-               RCON 1754          RCON B603          RCON B604          RCON B605          RCON B606          RCON B607
     maturity
     securities                     0                  0                  0                  0                  0              0 35.
36.  Available-             RCON 1773          RCON B608          RCON B609          RCON B610          RCON B611          RCON B612
     for-sale
     securities                82,421                 12             82,409                  0                  0              0 36.
37.  Federal                RCON C225                             RCON C063          RCON C064                             RCON B520
     funds sold
     and securi-
     ties purch-
     ased under
     agreements
     to resell                      0                  0                  0                                                    0 37.
38.  Loans and              RCON 5369          RCON B617          RCON B618          RCON B619         RCON  B620          RCON B621
     leases held
     for sale                       0                  0                  0                  0                  0              0 38.
39.  Loans and              RCON B528          RCON B622          RCON B623          RCON B624          RCON B625          RCON B626
     leases, net
     of unearned
     income                         0                  0                  0                  0                  0              0 39.
40.  LESS:                  RCON 3123          RCON 3123
     Allowance
     for loan and
     lease losses                   0                  0
41.  Trading                RCON 3545          RCON B627          RCON B628          RCON B629          RCON B630          RCON B631
     Assets                         0                  0                  0                  0                  0              0 41.
42.  All other              RCON B639          RCON B640          RCON 8641          RCON B642          RCON B643          RCON 5339
     assets(1)                 14,907                 20              3,000                239                  0         11,648 42.
43.  Total assets           RCON 2170          RCON B644          RCON 5320          RCON 5327          RCON 5334          RCON 5340
     (sum of
     items 34
     through 42)              126,349                 32             85,499             29,170                  0         11,648 43.

----------
(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

                     (Column A)
                  ----------------                   (Column B)
                    Face Value or                      Credit
                   Notional Amount                   Equivalent
                                                     Amount (1)

                                                  ----------------

               -------------------                ----------------
                                       Credit
Dollar Amounts                       Conversion
  in Thousands    Bil   Mil   Thou     Factor     Bil   Mil   Thou
---------------   ---   ---   ----   ----------   ---   ---   ----
Derivatives and
   Off-Balance
   Sheet Items
44. Financial            RCON B546                       RCON B547
    standby
    letters of
    credit                       0        12,50(2)               0
45. Performance          RCON 3821                       RCON B650
    standby
    letters of
    credit                       0         0.50                  0
46. Commercial           RCON 3411                       RCON B655
    and similar
    letters of
    credit                       0         0.20                  0
47. Risk                 RCON 3429                       RCON B660
    participa-
    tions in
    bankers
    acceptances
    acquired by
    the report-
    ing instit-
    ution                        0         1.00                  0
48. Securities           RCON 3433                       RCON B664
    lent                     1,630         1.00              1,630
49. Retained             RCON A250                       RCON B669
    recourse on
    small
    business
    obligations
    sold with
    recourse                     0         1.00                  0
50. Recourse                RCON B541                    RCON B542
    and direct
    credit sub-
    stitutes
    (other than
    financial
    standby
    letters of
    credit)
    subject to
    the low-
    level expo-
    sure rule
    and resi-
    dual inter-
    ests sub-
    ject to a
    dollar-for-
    doll capi-
    tal requir-
    ement                           0     12.50(3)               0
51. All other               RCON B675                    RCON B676
    financial
    assets sold
    with
    recourse                        0      1.00                  0
52. All other               RCON B681                    RCON B682
    off-balance
    sheet liab-
    ilities                         0      1.00                  0
53. Unused com-             RCON 3833                    RCON B687
    mitments
    with an
    original
    maturity
    exceeding
    one year                        0      0.50                  0
54. Derivative                                           RCON A167
    contracts                                                    0

                     (Column C)         (Column D)         (Column E)         (Column F)
                  ----------------   ----------------   ----------------   ----------------



                               Allocation by Risk Weight Category
                  -------------------------------------------------------------------------
                         0%                20%               50%             100%
                  ----------------   ----------------   ----------------   ----------------

Dollar Amounts
  in Thousands    Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
---------------   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----
Derivatives and
   Off-Balance
   Sheet Items
44. Financial            RCON B548          RCON B581          RCON B582          RCON B583
    standby
    letters of
    credit                       0                  0                  0              0 44.
45. Performance          RCON B651          RCON B652          RCON B653          RCON B654
    standby
    letters of
    credit                       0                  0                  0              0 45.
46. Commercial           RCON B656          RCON B657          RCON B658          RCON B659
    and similar
    letters of
    credit                       0                  0                  0              0 46.
47. Risk                 RCON B661          RCON B662                             RCON B663
    participa-
    tions in
    bankers
    acceptances
    acquired by
    the report-
    ing instit-
    ution                        0                  0                                 0 47.
48. Securities           RCON B665          RCON B666          RCON B667          RCON B668
    lent                         0              1,630                  0              0 48.
49. Retained             RCON B670          RCON B671          RCON B672          RCON B673
    recourse on
    small
    business
    obligations
    sold with
    recourse                     0                  0                  0              0 49.
50. Recourse                                                                      RCON B543
    and direct
    credit sub-
    stitutes
    (other than
    financial
    standby
    letters of
    credit)
    subject to
    the low-
    level expo-
    sure rule
    and resi-
    dual inter-
    ests sub-
    ject to a
    dollar-for-
    doll capi-
    tal requir-
    ement                                                                              0 50.
51. All other            RCON B677          RCON B678          RCON B679          RCON B680
    financial
    assets sold
    with
    recourse                     0                  0                  0               0 51.
52. All other            RCON B683          RCON B684          RCON B685          RCON B686
    off-balance
    sheet liab-
    ilities                      0                  0                  0               0 52.
53. Unused com-          RCON B688          RCON B689          RCON B690          RCON B691
    mitments
    with an
    original
    maturity
    exceeding
    one year                     0                  0                  0               0 53.
54. Derivative           RCON B693          RCON B694          RCON B695
    contracts                    0                  0                  0                 54.

----------
(1)  Column A multiplied by credit conversion factor.

(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

(3)  Or Institution-specific factor.

                                         (Column C)         (Column D)         (Column E)         (Column F)
                                      ----------------   ----------------   ----------------   ----------------
                                                            Allocation by Risk Weight Category
                                      -------------------------------------------------------------------------
                                             0%                 20%                50%              100%
                                      ----------------   ----------------   ----------------   ----------------
        Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
-----------------------------------   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----
Totals
55.  Total assets, derivatives, and          RCON B696          RCON B697          RCON B698          RCON B699
     off-balance sheet items by
     risk weight category (for each
     column, sum of items 43
     through 54)                                85,499             30,800                  0             11,648   55.
56.  Risk weight factor                            x 0%              x 20%              x 50%             x 100%  56.
57.  Risk-weighted assets by risk            RCON B700          RCON B701          RCON B702          RCON B703
     weight category (for each
     column, item 55 multiplied by
     item 56)                                        0              6,160                  0             11,648   57.
58.  Market risk equivalent                                                                           RCON 1651
     assets
                                                                                                              0   58.
59.  Risk-weighted assets before                                                                      RCON B704
     deductions for excess
     allowance for loan and lease
     losses and allocated transfer
     risk reserve (sum of item 57,
     columns C through F, and item
     58)                                                                                                 17,808   59.
                                                                                                      RCON A222
60.  LESS: Excess allowance for
     loan and lease losses                                                                                    0   60.
                                                                                                      RCON 3128
61.  LESS: Allocated transfer risk
     reserve                                                                                                  0   61.
                                                                                                      RCON A223
62.  Total risk-weighted assets
     (item 59 minus item 60 and 61)                                                                      17,808   62.

Memoranda

        Dollar Amounts in Thousands   RCON   Tril   Bil   Mil   Thou
-----------------------------------   ----   ----   ---   ---   ----
1.   Current credit exposure across
     all derivative contracts
     covered by the risk-based
     capital standards                8764                         0   M.1.

                                                                With a remaining maturity of
                           ------------------------------------------------------------------------------------------------
                                                                      (Column B)
                                     (Column A)                      Over one year                      (Column C)
                                  One year or less                through five years                 Over five years
                           ------------------------------   ------------------------------   ------------------------------
                           RCON   Tril   Bil   Mil   Thou   RCON   Tril   Bil   Mil   Thou   RCON   Tril   Bil   Mil   Thou
                           ----   ----   ---   ---   ----   ----   ----   ---   ---   ----   ----   ----   ---   ---   ----
2.   Notional principal
     amounts of
     derivative
     contracts: (1)
     a.   Interest rate
          contracts        3809                         0   8766                         0   8767                         0   M.2.a.
     b.   Foreign
          exchange
          contracts        3812                         0   8769                         0   8770                         0   M.2.b.
     c.   Gold contracts   8771                         0   8772                         0   8773                         0   M.2.c.
     d.   Other precious
          metals
          contracts        8774                         0   8775                         0   8776                         0   M.2.d.
     e.   Other
          commodity
          contracts        8777                         0   8778                         0   8779                         0   M.2.e.
     f.   Equity
          derivative
          contracts        A000                         0   A001                         0   A002                         0   M.2.f.

----------
(1) Exculude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S - Servicing, Securitization, and Asset Sale Activities

                                         (Column A)
                                        1 - 4 Family        (Column B)         (Column C)
                                        Residential        Home Equity        Credit Card         (Column D)
                                           Loans              Lines           Receivables         Auto Loans
                                      ----------------   ----------------   ----------------   ----------------
        Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
-----------------------------------   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----
Bank Securitization Activities
1.   Outstanding principal balance           RCON B705          RCON B706          RCON B707          RCON B708
     of assets sold and securitized
     by the reporting bank with
     servicing retained or with
     recourse or other
     seller-provided credit
     enhancements                                    0                  0                  0                  0
2.   Maximum amount of credit
     exposure arising from recourse
     or other seller-provided
     credit enhancements provided
     to structures reported in item
     1 in the form of:
     a.   Credit enhancing                  RCON B7120          RCON B713          RCON B714          RCON B715
          interest-only strips
          (included in Schedules
          RC-B or RC-F or in
          schedule RC item 5)                        0                  0                  0                  0
     b.   Subordinated securities            RCON C393          RCON C394          RCON C395          RCON C396
          and other residual
          interests                                  0                  0                  0                  0
     c.   Standby letters of credit          RCON C400          RCON C401          RCON C402          RCON C403
          and other enhancements                     0                  0                  0                  0
3.   Reporting bank's unused                 RCON B726          RCON B727          RCON B728          RCON B729
     commitments to provide
     liquidity to structures
     reported in item 1                              0                  0                  0                  0
4.   Past due loan amounts included
     in item 1:                              RCON B733          RCON B734          RCON B735          RCON B736
     a.   30-89 days past due                        0                  0                  0                  0
     b.   90 days or more past due           RCON B740          RCON B741          RCON B742          RCON B743
                                                     0                  0                  0                  0
5.   Charge-offs and recoveries on
     assets sold and securitized
     with servicing retained or
     with recourse or other
     seller-provided credit
     enhancements (calendar year-to
     date):
     a.   Charge-offs                        RIAD B747          RIAD B748          RIAD B749          RIAD B750
                                                     0                  0                  0                  0
     b.   Recoveries                         RIAD B754          RIAD B755          RIAD B756          RIAD B757
                                                     0                  0                  0                  0

                                         (Column E)         (Column F)        (Column G)
                                            Other          Commercial &        All Other
                                          Consumer          Industrial            Loans
                                           Loans               Loans         and All Leases
                                      ----------------   ----------------   ----------------
        Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
-----------------------------------   ---   ---   ----   ---   ---   ----   ---   ---   ----
Bank Securitization Activities
1.   Outstanding principal balance           RCON B709          RCON B710          RCON B711
     of assets sold and securitized
     by the reporting bank with
     servicing retained or with
     recourse or other
     seller-provided credit
     enhancements                                    0                  0                  0   1.
2.   Maximum amount of credit
     exposure arising from recourse
     or other seller-provided
     credit enhancements provided
     to structures reported in item
     1 in the form of:
     a.   Credit enhancing                   RCON B716          RCON B717          RCON B718
          interest-only strips
          (included in Schedules
          RC-B or RC-F or in
          schedule RC item 5)                        0                  0                  0   2.a.
     b.   Subordinated securities            RCON C397          RCON C398          RCON C399
          and other residual
          interests                                  0                  0                  0   2.b.
     c.   Standby letters of credit          RCON C404          RCON C405          RCON C406
          and other enhancements                     0                  0                  0   2.c.
3.   Reporting bank's unused                 RCON B730          RCON B731          RCON B732
     commitments to provide
     liquidity to structures
     reported in item 1                              0                  0                  0    3.
4.   Past due loan amounts included
     in item 1:                              RCON B737          RCON B738          RCON B739
     a.   30-89 days past due                        0                  0                  0   4.a.
     b.   90 days or more past due           RCON B744          RCON B745          RCON B746
                                                     0                  0                  0   4.b.
5.   Charge-offs and recoveries on
     assets sold and securitized
     with servicing retained or
     with recourse or other
     seller-provided credit
     enhancements (calendar year-to
     date):
     a.   Charge-offs                        RIAD B751          RIAD B752          RIAD B753
                                                     0                  0                  0   5.a.
     b.   Recoveries                         RIAD B758          RIAD B759          RIAD B760
                                                     0                  0                  0   5.b.

                                         (Column A)
                                        1 - 4 Family        (Column B)         (Column C)
                                        Residential        Home Equity        Credit Card         (Column D)
                                           Loans              Lines           Receivables         Auto Loans
                                      ----------------   ----------------   ----------------   ----------------
        Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
        ---------------------------   ---   ---   ----   ---   ---   ----   ---   ---   ----   ---   ---   ----
6.   Amount of ownership (or
     seller's) interests carried
     as:
     a.   Securities (included in                               RCON B761          RCON B762
          Schedule RC-B or in
          Schedule RC, item 5)                                          0                  0
     b.   Loans (included in                                    RCON B500          RCON B501
          Schedule RC-C)                                                0                  0
7.   Past due loan amounts included
     in interests reported in item
     6.a:                                                       RCON B764          RCON B765
     a.   30-89 days past due                                           0                  0
                                                                RCON B767          RCON B768
     b.   90 days or more past due                                      0                  0
8.   Charge-offs and recoveries on
     loan amounts included in
     interests reported in item 6.a
     (calendar year-to-date):                                   RIAD B770          RIAD B771
     a.   Charge-offs                                                   0                  0
                                                                RIAD B773          RIAD B774
     b.   Recoveries                                                    0                  0
For Securitization Facilities
Sponsored By or Otherwise
Established By Other Institutions
9.   Maximum amount of credit                RCON B776          RCON B777          RCON B778          RCON B779
     exposure arising from credit
     enhancements provided by the
     reporting bank to other
     institutions' securitization
     structures in the form of
     standby letters of credit,
     purchased subordinated
     securities, and other
     enhancements                                    0                  0                  0                  0
10.  Reporting bank's unused                 RCON B783          RCON B784          RCON B785          RCON B786
     commit-ments to provide
     liquidity to other
     institutions' securitization
     structures                                      0                  0                  0                  0

                                         (Column E)         (Column F)        (Column G)
                                            Other          Commercial &        All Other
                                          Consumer          Industrial            Loans
                                           Loans               Loans         and All Leases
                                      ----------------   ----------------   ----------------
        Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
-----------------------------------   ---   ---   ----   ---   ---   ----   ---   ---   ----
6.   Amount of ownership (or
     seller's) interests carried
     as:
     a.   Securities (included in                               RCON B763
          Schedule RC-B or in
          Schedule RC, item 5)                                          0                      6.a.
     b.   Loans (included in                                    RCON B502
          Schedule RC-C)                                                0                      6.b.
7.   Past due loan amounts included
     in interests reported in item
     6.a:                                                       RCON B766
     a.   30-89 days past due                                           0                      7.a.
                                                                RCON B769
     b.   90 days or more past due                                      0                      7.b.
8.   Charge-offs and recoveries on
     loan amounts included in
     interests reported in item 6.a
     (calendar year-to-date):                                   RIAD B772
     a.   Charge-offs                                                   0                      8.a.
                                                                RIAD B775
     b.   Recoveries                                                    0                      8.b.
For Securitization Facilities
Sponsored By or Otherwise
Established By Other Institutions
9.   Maximum amount of credit                RCON B780          RCON B781          RCON B782
     exposure arising from credit
     enhancements provided by the
     reporting bank to other
     institutions' securitization
     structures in the form of
     standby letters of credit,
     purchased subordinated
     securities, and other
     enhancements                                    0                  0                  0   9.
10.  Reporting bank's unused                 RCON B787          RCON B788          RCON B789
     commit-ments to provide
     liquidity to other
     institutions' securitization
     structures                                      0                  0                  0   10.

                                   (Column A)
                                  1 - 4 Family      (Column B)       (Column C)
                                   Residential      Home Equity      Credit Card      (Column D)
 Dollar Amounts in Thousands          Loans           Lines          Receivables      Auto Loans
------------------------------   --------------   --------------   --------------   --------------
                                 Bil  Mil  Thou   Bil  Mil  Thou   Bil  Mil  Thou   Bil  Mil  Thou
                                 ---  ---  ----   ---  ---  ----   ---  ---  ----   ---  ---  ----
Bank Asset Sales
11.  Assets sold with recourse   RCON      B790   RCON      B791   RCON      B792   RCON      B793
     or other seller-provided                 0                0                0                0
     credit enhancements and
     not securitized by the
     reporting bank
12.  Maximum amount of credit    RCON      B797   RCON      B798   RCON      B799   RCON      B800
     exposure arising from                    0                0                0                0
     recourse or other
     seller-provided credit
     enhancements provided to
     assets reported in item
     11

                                                    (Column F)
                                   (Column E)      Commercial &     (Column G)
                                 Other Consumer      Industrial    All Other Loans
 Dollar Amounts in Thousands          Loans            Loans       and All Leases
------------------------------   --------------   --------------   ---------------
                                 Bil  Mil  Thou   Bil  Mil  Thou    Bil  Mil  Thou
                                 ---  ---  ----   ---  ---  ----    ---  ---  ----
Bank Asset Sales
11.  Assets sold with recourse   RCON      B794   RCON      B795    RCON      B796
     or other seller-provided                 0                0                 0   11
     credit enhancements and
     not securitized by the
     reporting bank

12.  Maximum amount of credit    RCON      B801   RCON      B802   RCON       B803
     exposure arising from                    0                0                 0   12
     recourse or other
     seller-provided credit
     enhancements provided to
     assets reported in item
     11

Memoranda
                                                    Dollars Amounts in Thousands   RCON   Bil   Mil   Thou
--------------------------------------------------------------------------------   ----   ---   ---   ----
1.   Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
     a.   Outstanding principal balance                                            A249                  0   M.1.a.
     b.   Amount of retained recourse on these obligations as of the report
          date                                                                     A250                  0   M.1.b.
2.   Outstanding principal balance of assets serviced for others:
     a.   1-4 family residential mortgages serviced with recourse or other
          servicer-provided credit enhancements                                    B804                  0   M.2.a.
     b.   1-4 family residential mortgages serviced with no recourse or
          other servicer-provided credit enhancements                              B805                  0   M.2.b.
     c.   Other financial assets(1)                                                A591                  0   M.2.c.
3.   Asset-backed commercial paper conduits:
     a.   Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other
          (1)  Conduits sponsored by the bank, a bank affiliate, or the
               bank's holding company                                              B806                  0   M.3.a.(1)
          (2)  Conduits sponsored by other unrelated institutions                  B807                  0   M.3.a.(2)
     b.   Unused commitments to provide liquidity to conduit structures:
          (1)  Conduits sponsored by the bank, a bank affiliate, or the
               bank's holding company                                              B808                  0   M.3.b.(1)
          (2)  Conduits sponsored by other unrelated institutions                  B809                  0    M.3.b(2)
4.   Outstanding credit card fees and finance charges included in Schedules
       RC-S, item 1, column C(2)                                                   C407                N/A      M.4.

----------
(1) Memorandum item 2.c. is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specially banks as defined for Uniform Bank Performance Report purposes.

Schedule RC-T - Fiduciary and Related Services

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an Individual institution basis.

                                                                                   RCON   (Y / N)
                                                                                   ----   -------
1.   Does the institution have fiduciary powers? (enter "Y" for YES or "N" for
     NO) (if "NO," do not complete Schedule RC-T.)                                 A345     Y 1.
                                                                                   RCON   (Y / N)

                                                                                   ----   -------
2.   Does the institution exercise the fiduciary powers it has been granted?
     (enter "Y" for YES or "N" for NO)                                             A346     Y 2.
                                                                                   RCON   (Y / N)

                                                                                   ----   -------
3.   Does the institution have any fiduciary or related activity (in the form of assets or accounts)? (enter "Y" for YES or "N" for NO) (If "NO," do not
     complete the rest of Schedule RC-T.)                                          B867     Y 3.

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

     o    Items 4 through 19 quarterly,

     o    Items 20 through 23 annually with the December report, and

     o    Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

     o    Item 4 through 23 annually with the December report, and

     o    Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

     o    Item 4 through 10 annually with the December report, and

     o    Memorandum items 1 through 3 annually with the December report.

                                         (Column A)                (Column B)         (Column C)   (Column D)
                                       Managed Assets         Non-Managed Assets      Number of    Number of
                                  -----------------------   -----------------------    Managed     Non-Managed
  Dollar Amounts in Thousands     Tril   Bil   Mil   Thou   Tril   Bil   Mil   Thou    Accounts     Accounts
-------------------------------   ----   ---   ---   ----   ----   ---   ---   ----   ----------   -----------
FIDUCIARY AND RELATED ASSETS                    RCON B868                 RCON B869    RCON B870     RCON B871
4.   Personal trust and agency
     accounts                                     193,743                    10,749           56             3   4.
5.   Retirement related trust
     and agency accounts:
     a.   Employee benefit -
          defined contribution                  RCON B872                 RCON B873    RCON B874     RCON B875
                                                        0                 1,986,846            0             4   5.a
     b.   Employee benefit -
          defined benefit                       RCON B876                 RCON B877    RCON B878     RCON B879
                                                        0                27,051,086            0            29   5.b
     c.   Other retirement
          accounts                              RCON B880                 RCON B881    RCON B882     RCON B883
                                                        0                 2,632,183            0             5   5.c
6.   Corporate trust and agency
     accounts                                   RCON B884                 RCON B885    RCON C001     RCON C002
                                                        0                 7,244,722            0         1,983   6.
7.   Investment management
     agency accounts                            RCON B886                              RCON B888
                                                  235,245                                     70                 7.
8.   Other fiduciary accounts                   RCON B890                 RCON B891    RCON B892     RCON B893
                                                        0                30,410,438            0            56   8.
9.   Total fiduciary accounts
     (sum of items 4 through 8)                 RCON B894                 RCON B895    RCON B896     RCON B897
                                                  428,988                69,336,024          126         2,080   9.
10.  Custody and safekeeping
     accounts                                                             RCON B898                  RCON B899
                                                                              8,220                          2   10.
11.  Not applicable

                                             Dollars Amounts in Thousands   RIAD   Bil   Mil    Thou
-------------------------------------------------------------------------   ----   ---   ---   ------
FIDUCIARY AND RELATED SERVICES INCOME
12.  Personal trust and agency accounts                                     B904                  427   12.
13.  Retirement related trust and agency accounts:
     a.   Employee benefit-defined contribution                             B905                  186   13.a.
     b.   Employees benefit-defined benefit                                 B906                  451   13.b.
     c.   Other retirement accounts                                         B907                   40   13.c.
14.  Corporate trust and agency accounts                                    A479               18,504   14.
15.  Investment management agency accounts                                  B908                  491   15.
16.  Other fiduciary accounts                                               A480                  470   16.
17.  Custody and safekeeping accounts                                       B909                    5   17.
18.  Other fiduciary and related service income                             B910                  494   18.
19.  Total gross fiduciary and related services income (sum of items 12
     through 18) (must equal Schedule RI, item 5.a)                         4070               21,068   19.
20.  Less: Expenses                                                         C058                  N/A   20.
21.  Less: Net losses from fiduciary and related services                   A488                  N/A   21.
22.  Plus: Intracompany income credits for fiduciary and related services   B911                  N/A   22.
23.  Net fiduciary and related services income                              A491                  N/A   23.

                                                                                    Managed Assets
Memoranda                                                                   ------------------------------
                                              Dollar Amounts in Thousands   RCON   Tril   Bil   Mil   Thou
-------------------------------------------------------------------------   ----   ----   ---   ---   ----
1.   Managed assets held in personal trust and agency accounts:
     a.   Noninterest-bearing deposits                                      B913                       N/A   M.1.a.
     b.   Interest-bearing deposits                                         B914                       N/A   M.1.b.
     c.   U.S. Treasury and U.S. Government agency obligations              B915                       N/A   M.1.c.
     d.   State, county, and municipal obligations                          B916                       N/A   M.1.d.
     e.   Money market mutual funds                                         B917                       N/A   M.1.e.
     f.   Other short-terms obligations                                     B918                       N/A   M.1.f.
     g.   Other notes and bonds                                             B919                       N/A   M.1.g.
     h.   Common and preferred stocks                                       B920                       N/A   M.1.h.
     i.   Real estate mortgages                                             B921                       N/A   M.1.i.
     j.   Real estate                                                       B922                       N/A   M.1.j.
     k.   Miscellaneous assets                                              B923                       N/A   M.1.k.
     l.   Total managed assets held in personal trust and agency accounts
          (sum of Memorandum items 1.a through 1.k) (must equal Schedule
          RC-T, item 4, column A)                                           B868                       N/A   M.1.l.

                                                               (Column A)              (Column B)
                                                                Number of          Principal Amount
                                                                  Issues              Outstanding
                                                               ----------   ------------------------------
                                Dollars Amounts in Thousands   RCON         RCON   Tril   Bil   Mil   Thou
------------------------------------------------------------   ----         ----   ----   ---   ---   ----
2.   Corporate trust and agency accounts:
     a.   Corporate and municipal trusteeships                 B927   N/A   B928                       N/A   M.2.a.
     b.   Transfer agent, registrar, paying agent, and other
          corporate agency                                     B929   N/A                                    M.2.b.

                                                              (Column A)            (Column B)
                                                              Number of           Market Values
                                                                 Fund            of Fund Assets
                                                              ----------   -----------------------------
                                Dollar Amounts in Thousands   RCON         RCON   Tril  Bil   Mil   Thou
-----------------------------------------------------------   ----         ----   ----  ---   ---   ----
3.   Collective investments fund and common trust funds:
     a.   Domestic equity                                     B931   N/A   B932                      N/A   M.3.a.
     b.   International/Global equity                         B933   N/A   B934                      N/A   M.3.b.
     c.   Stock/Bond blend                                    B935   N/A   B936                      N/A   M.3.c.
     d.   Taxable bond                                        B937   N/A   B938                      N/A   M.3.d.
     e.   Municipal bond                                      B939   N/A   B940                      N/A   M.3.e.
     f.   Short term investments/Money market                 B941   N/A   B942                      N/A   M.3.f.
     g.   Specialty /Other                                    B943   N/A   B944                      N/A   M.3.g.
     h.   Total collective investment funds (sum of
          Memorandum items 3.a through 3.g)                   B945   N/A   B946                      N/A   M.3.h

                                                                                     (Column B)
                                                                  (Column A)        Gross Losses
                                                                 Gross Losses        Non-Managed          (Column C)
                                                               Managed Accounts        Accounts           Recoveries
                                                              -----------------   -----------------   -----------------
                                Dollar Amounts in Thousands   RAID   Mil   Thou   RAID   Mil   Thou   RAID   Mil   Thou
-----------------------------------------------------------   ----   ---   ----   ----   ---   ----   ----   ---   ----
4.   Fiduciary settlement, surcharges, and other
     losses:
     a.   Personal trust agency accounts                      B947          N/A   B948          N/A   B949          N/A   M.4.a.
     b.   Retirement related trust and agency accounts        B950          N/A   B951          N/A   B952          N/A   M.4.b.
     c.   Investment management agency accounts               B953          N/A   B954          N/A   B955          N/A   M.4.c.
     d.   Other fiduciary accounts and related services       B956          N/A   B957          N/A   B958          N/A   M.4.d.
     e.   Total fiduciary settlements, surcharges and
          other losses (sum of Memorandum items 4.a through
          4.d)(sum of columns A and B minus column C must
          equal Schedule RC-T, item 21)                       B959          N/A   B961          N/A   B961          N/A   M.4.e

Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed:

Foy B. Hester, Vice President & Controller

Name and Title (Text B962)
foy.hester@db.com
E-mail Address (Text B926)
(212) 602-1764                                            (212) 797-0502
Telephone: Area code/phone number/extension (Text B963)   FAX: Area code/phone number (TEXT B964)

               Optional Narrative Statement Concerning the Amounts
                Reporting in the Reports of Condition and Income
                     at close of business on June 30, 2003.

Deutsche Bank National Trust Company   Los Angeles   CA
------------------------------------   -----------   ---------------------------
Legal Title of Bank                    City          State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicity available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum Item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

BANK MANAGEMENT STATEMENT (Either enter text in the field below or skip and leave blank for "No comment"):

(TEXT 6980)


                      -----------------------------            -----------------
                      Signature of Executive Officer of Bank   Date of Signature

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

      NAME AND ADDRESS OF BANK               OMB No. For OCC: 1557-0081
                                             OMB No. For FDIC: 3064-0052
Deutsche Bank National Trust Company   OMB No. for Federal Reserve: 7100-0036
                                             Expiration Date: 4/30/2006
       300 South Grand Avenue
                                                   SPECIAL REPORT
     Los Angeles, CA 90071-3109            (Dollar Amounts in Thousands)

                                                         FDIC Certificate
                             CLOSE OF BUSINESS DATE            Number
                                  June 30, 2003       2     6     7     3    2

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definition of "executive officer" and "extension of credit" respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a.   Number of loans made to executive officers since the
     previous Call Report date                                                               RCON 3561    0  a.
b.   Total dollar amount of above loans (in thousands of
     dollars)                                                                                RCON 3562    0  b.
c.   Range of interest charged on above loans (example: 9 3/4% = 9.75)  RCON 7701 0.00% to   RCON 7702 0.00% c.

SIGNATURE AND TITLE OF OFFICER
AUTHORIZED TO SIGN REPORT           DATE (Month, Day, Year)


/s/ Illegible                               7/25/03
--------------------------------